Exhibit 99.2

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements	13
Segment Metrics	14
Domestic Asset Management Products	15
International Asset Management Products	16
Annuities Segment
Segment Income Statements	18
Segment Metrics	19
Protection Segment
Segment Income Statements	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements	24
Eliminations
Income Statements	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
Domestic Mutual Fund Performance and Lipper Ranking	34
Exhibit B
Return on Equity	43
Exhibit C
Disclosed Items	45

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Consolidated Results

Ameriprise Financial, Inc.

Highlights

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except earnings per share amounts, headcount and as otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Management Targets
Net revenue growth: Target 6 - 8%	(22.8)%	(40.8)%	(13.7)%	(4.6)%	19.7%	(11.2)%	(0.8)%	42.5%		10.4%		24.3%
Return on equity: Target 12 - 15%	7.9%	(0.5)%	(1.4)%	(3.1)%	1.6%	7.9%	1.6%	(6.3)%		(6.3)%		4.7%
Earnings per diluted share growth: Target 12 - 15%	(138.6)%	(256.5)%	(29.3)%	(55.9)%	NM	(37.1)%	39.7%	NM		76.8%		NM

Margins
Pretax income (loss) margin (1)	(10.8)%	(50.1)%	7.8%	6.1%	17.4%	4.4%	10.6%	28.2%		6.2%		11.3%
Net income (loss) attributable to Ameriprise Financial margin (1)	(4.3)%	(27.6)%	7.6%	5.1%	13.3%	5.9%	8.7%	17.6%		2.8%		8.2%

Earnings Per Share
Basic earnings (loss) per share	$(0.32)	$(1.69)	$0.58	$0.41	$1.00	$1.48	$2.05	$1.32	#	$0.57	39%	$0.59	#
Earnings (loss) per diluted share	$(0.32)	$(1.69)	$0.58	$0.41	$1.00	$1.46	$2.04	$1.32	#	$0.58	40%	$0.59	#

Share Information
Total common outstanding	216.6	216.5	219.1	255.0	255.1	216.6	255.1	38.5	18%	38.5	18%	0.1	0%
Nonforfeitable restricted stock units	2.0	1.9	4.6	4.2	3.7	2.0	3.7	1.7	85%	1.7	85%	(0.5)	(12)%
Total potentially dilutive	2.9	2.1	0.7	1.4	2.5	2.9	2.5	(0.4)	(14)%	(0.4)	(14)%	1.1	79%
Total diluted shares	221.5	220.5	224.4	260.6	261.3	221.5	261.3	39.8	18%	39.8	18%	0.7	0%

Weighted average common shares outstanding
Basic	219.1	218.5	222.3	228.8	258.7	223.6	236.6	39.6	18%	13.0	6%	29.9	13%
Diluted	221.7	220.3	223.5	230.0	260.7	226.4	238.0	39.0	18%	11.6	5%	30.7	13%

Metrics
Ameriprise Financial shareholders equity - end of period	$6,717	$6,178	$6,384	$8,110	$9,049	$6,717	$9,049	$2,332	35%	$2,332	35%	$939	12%
Total client assets	253,431	241,363	231,298	258,393	286,590	253,431	286,590	33,159	13%	33,159	13%	28,197	11%
Total financial advisors	11,433	12,486	12,466	12,508	12,314	11,433	12,314	881	8%	881	8%	(194)	(2)%
Net revenue per financial advisor (in thousands)	$62	$47	$58	$63	$68	$220	$189	$6	10%	$(31)	(14)%	$5	8%

Owned, Managed, and Administered Assets (in billions)
Owned	$34.4	$31.7	$29.6	$32.5	$36.0	$34.4	$36.0	$1.6	5%	$1.6	5%	$3.5	11%
Managed
External clients	241.1	209.4	196.4	222.2	247.7	241.1	247.7	6.6	3%	6.6	3%	25.5	11%
Owned	57.2	55.5	56.9	62.8	67.7	57.2	67.7	10.5	18%	10.5	18%	4.9	8%
Total managed	298.3	264.9	253.3	285.0	315.4	298.3	315.4	17.1	6%	17.1	6%	30.4	11%
Administered	60.8	75.5	71.1	79.8	88.5	60.8	88.5	27.7	46%	27.7	46%	8.7	11%
Total OMA assets	$393.5	$372.1	$354.0	$397.3	$439.9	$393.5	$439.9	$46.4	12%	$46.4	12%	$42.6	11%

Dividends paid	$37	$38	$37	$38	$43	$105	$118	$6	16%	$13	12%	$5	13%
Common stock share repurchases	$94	$—	$—	$—	$—	$614	$—	$(94)	#	$(614)	#	$—	—

Debt to total capital	23.6%	24.7%	23.1%	23.1%	18.7%	23.6%	18.7%	(4.9)%		(4.9)%		(4.4)%
Debt to total capital excluding non-recourse debt	22.9%	24.1%	22.4%	22.2%	17.1%	22.9%	17.1%	(5.8)%		(5.8)%		(5.1)%
Debt to total capital excluding non-recourse debt and 75% equity credit	18.6%	19.8%	19.3%	19.9%	14.8%	18.6%	14.8%	(3.8)%		(3.8)%		(5.1)%

(1)  See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Net Revenues
Advice & Wealth Management	$712	$582	$729	$788	$836	$2,539	$2,353	$124	17%	$(186)	(7)%	$48	6%
Asset Management	305	265	248	285	330	1,024	863	25	8%	(161)	(16)%	45	16%
Annuities	336	310	492	562	591	1,308	1,645	255	76%	337	26%	29	5%
Protection	542	450	496	497	450	1,504	1,443	(92)	(17)%	(61)	(4)%	(47)	(9)%
Corporate & Other	(9)	(15)	29	(5)	(11)	14	13	(2)	(22)%	(1)	(7)%	(6)	#
Eliminations	(257)	(253)	(275)	(250)	(246)	(801)	(771)	11	4%	30	4%	4	2%
Total net revenues	1,629	1,339	1,719	1,877	1,950	5,588	5,546	321	20%	(42)	(1)%	73	4%

Expenses
Advice & Wealth Management	789	769	790	791	824	2,501	2,405	35	4%	(96)	(4)%	33	4%
Asset Management(2)	290	263	256	297	320	949	873	30	10%	(76)	(8)%	23	8%
Annuities	370	682	363	468	323	1,223	1,154	(47)	(13)%	(69)	(6)%	(145)	(31)%
Protection	438	417	384	387	305	1,185	1,076	(133)	(30)%	(109)	(9)%	(82)	(21)%
Corporate & Other	161	102	53	61	84	261	198	(77)	(48)%	(63)	(24)%	23	38%
Eliminations	(257)	(253)	(275)	(250)	(246)	(801)	(771)	11	4%	30	4%	4	2%
Total expenses	1,791	1,980	1,571	1,754	1,610	5,318	4,935	(181)	(10)%	(383)	(7)%	(144)	(8)%

Pretax income (loss) attributable to Ameriprise Financial
Advice & Wealth Management	(77)	(187)	(61)	(3)	12	38	(52)	89	#	(90)	#	15	#
Asset Management	15	2	(8)	(12)	10	75	(10)	(5)	(33)%	(85)	#	22	#
Annuities	(34)	(372)	129	94	268	85	491	302	#	406	#	174	#
Protection	104	33	112	110	145	319	367	41	39%	48	15%	35	32%
Corporate & Other	(170)	(117)	(24)	(66)	(95)	(247)	(185)	75	44%	62	25%	(29)	(44)%
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax income (loss) attributable to Ameriprise Financial	$(162)	$(641)	$148	$123	$340	$270	$611	$502	#	$341	#	$217	#

Pretax Income (Loss) Margin (1)
Advice & Wealth Management	(10.8)%	(32.1)%	(8.4)%	(0.4)%	1.4%	1.5%	(2.2)%	12.2%		(3.7)%		1.8%
Asset Management	4.9%	0.8%	(3.2)%	(4.2)%	3.0%	7.3%	(1.2)%	(1.9)%		(8.5)%		7.2%
Annuities	(10.1)%	(120.0)%	26.2%	16.7%	45.3%	6.5%	29.8%	55.4%		23.3%		28.6%
Protection	19.2%	7.3%	22.6%	22.1%	32.2%	21.2%	25.4%	13.0%		4.2%		10.1%
Ameriprise Financial, Inc.	(10.8)%	(50.1)%	7.8%	6.1%	17.4%	4.4%	10.6%	28.2%		6.2%		11.3%

Allocated Equity
Advice & Wealth Management	$989	$879	$833	$825	$784	$989	$784	$(205)	(21)%	$(205)	(21)%	$(41)	(5)%
Asset Management	779	1,184	1,039	1,043	1,059	779	1,059	280	36%	280	36%	16	2%
Annuities	2,228	2,754	2,774	2,093	2,322	2,228	2,322	94	4%	94	4%	229	11%
Protection	2,470	2,339	2,388	2,450	2,463	2,470	2,463	(7)	—	(7)	—	13	1%
Corporate & Other	1,224	115	484	2,087	2,144	1,224	2,144	920	75%	920	75%	57	3%
Total allocated equity	$7,690	$7,271	$7,518	$8,498	$8,772	$7,690	$8,772	$1,082	14%	$1,082	14%	$274	3%

Pretax Return on Allocated Equity (1)
Advice & Wealth Management	7.6%	(15.9)%	(29.8)%	(36.5)%	(27.7)%	7.6%	(27.7)%	(35.3)%		(35.3)%		8.8%
Asset Management	21.9%	8.5%	5.5%	(0.3)%	(0.8)%	21.9%	(0.8)%	(22.7)%		(22.7)%		(0.5)%
Annuities	10.2%	(13.0)%	(8.5)%	(7.7)%	4.9%	10.2%	4.9%	(5.3)%		(5.3)%		12.6%
Protection	20.0%	14.9%	15.2%	14.9%	16.5%	20.0%	16.5%	(3.5)%		(3.5)%		1.6%

(1)  See non-GAAP Financial Information.

(2)  Total expenses include net income (loss) attributable to noncontrolling interest.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$721	$607	$554	$606	$689	$2,292	$1,849	$(32)	(4)%	$(443)	(19)%	$83	14%
Distribution fees	376	334	311	351	367	1,231	1,029	(9)	(2)%	(202)	(16)%	16	5%
Net investment income	62	(28)	421	514	542	856	1,477	480	#	621	73%	28	5%
Premiums	264	271	266	269	276	777	811	12	5%	34	4%	7	3%
Other revenues	249	202	209	175	109	564	493	(140)	(56)%	(71)	(13)%	(66)	(38)%
Total revenues	1,672	1,386	1,761	1,915	1,983	5,720	5,659	311	19%	(61)	(1)%	68	4%
Banking and deposit interest expense	43	47	42	38	33	132	113	(10)	(23)%	(19)	(14)%	(5)	(13)%
Total net revenues	1,629	1,339	1,719	1,877	1,950	5,588	5,546	321	20%	(42)	(1)%	73	4%

Expenses
Distribution expenses	461	406	383	425	466	1,499	1,274	5	1%	(225)	(15)%	41	10%
Interest credited to fixed accounts	200	203	205	237	232	587	674	32	16%	87	15%	(5)	(2)%
Benefits, claims, losses and settlement expenses	196	331	100	587	306	794	993	110	56%	199	25%	(281)	(48)%
Amortization of deferred acquisition costs	240	395	286	(125)	(64)	538	97	(304)	#	(441)	(82)%	61	49%
Interest and debt expense	27	28	26	28	45	81	99	18	67%	18	22%	17	61%
General and administrative expense	681	647	585	610	625	1,843	1,820	(56)	(8)%	(23)	(1)%	15	2%
Total expenses	1,805	2,010	1,585	1,762	1,610	5,342	4,957	(195)	(11)%	(385)	(7)%	(152)	(9)%

Pretax income (loss)	(176)	(671)	134	115	340	246	589	516	#	343	#	225	#
Income tax provision (benefit)	(92)	(272)	18	28	80	(61)	126	172	#	187	#	52	#
Net income (loss)	(84)	(399)	116	87	260	307	463	344	#	156	51%	173	#
Less: Net loss attributable to noncontrolling interest	(14)	(30)	(14)	(8)	—	(24)	(22)	14	#	2	8%	8	#
Net income (loss) attributable to Ameriprise Financial	$(70)	$(369)	$130	$95	$260	$331	$485	$330	#	$154	47%	$165	#

Income Statement Metrics
Pretax income (loss) margin (1)	(10.8)%	(50.1)%	7.8%	6.1%	17.4%	4.4%	10.6%	28.2%		6.2%		11.3%
Net income (loss) attributable to Ameriprise Financial margin (1)	(4.3)%	(27.6)%	7.6%	5.1%	13.3%	5.9%	8.7%	17.6%		2.8%		8.2%

(1)  See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Net Investment Income
Investment income on fixed maturities	$398	$389	$395	$478	$507	$1,217	$1,380	$109	27%	$163	13%	$29	6%
Realized gains (losses)	(317)	(409)	15	6	14	(368)	35	331	#	403	#	8	#
Other (including seed money)	(19)	(8)	11	30	21	7	62	40	#	55	#	(9)	(30)%
Total net investment income	$62	$(28)	$421	$514	$542	$856	$1,477	$480	#	$621	73%	$28	5%

Other Information
Net revenue growth: Target 6 - 8%	(22.8)%	(40.8)%	(13.7)%	(4.6)%	19.7%	(11.2)%	(0.8)%	42.5%		10.4%		24.3%
Return on equity	7.9%	(0.5)%	(1.4)%	(3.1)%	1.6%	7.9%	1.6%	(6.3)%		(6.3)%		4.7%
Earnings per diluted share growth: Target 12 - 15%	(138.6)%	(256.5)%	(29.3)%	(55.9)%	NM	(37.1)%	39.7%	NM		76.8%		NM
Goodwill and intangible assets	$783	$1,391	$1,377	$1,443	$1,119	$783	$1,119	$336	43%	$336	43%	$(324)	(22)%
Dividends paid	37	38	37	38	43	105	118	6	16%	13	12%	5	13%
Common stock share repurchases	$94	$—	$—	$—	$—	$614	$—	$(94)	#	$(614)	#	$—	—

Owned, Managed and Administered Assets (in billions)
Owned	$34.4	$31.7	$29.6	$32.5	$36.0	$34.4	$36.0	$1.6	5%	$1.6	5%	$3.5	11%
Managed
External clients	241.1	209.4	196.4	222.2	247.7	241.1	247.7	6.6	3%	6.6	3%	25.5	11%
Owned	57.2	55.5	56.9	62.8	67.7	57.2	67.7	10.5	18%	10.5	18%	4.9	8%
Total managed	298.3	264.9	253.3	285.0	315.4	298.3	315.4	17.1	6%	17.1	6%	30.4	11%
Administered	60.8	75.5	71.1	79.8	88.5	60.8	88.5	27.7	46%	27.7	46%	8.7	11%
Total OMA assets	$393.5	$372.1	$354.0	$397.3	$439.9	$393.5	$439.9	$46.4	12%	$46.4	12%	$42.6	11%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except earnings per share amounts)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Earnings Per Share
Basic earnings (loss) per share	$(0.32)	$(1.69)	$0.58	$0.41	$1.00	$1.48	$2.05	$1.32	#	$0.57	39%	$0.59	#

Earnings (loss) per diluted share (1)	$(0.32)	$(1.69)	$0.58	$0.41	$1.00	$1.46	$2.04	$1.32	#	$0.58	40%	$0.59	#

Basic Shares
Common shares
Beginning balance	218.9	216.6	216.5	219.1	255.0	227.7	216.5	36.1	16%	(11.2)	(5)%	35.9	16%
Repurchases	(2.3)	—	—	—	—	(12.7)	—	2.3	#	12.7	#	—	—
Issuances	0.1	0.1	3.1	36.0	0.2	2.2	39.3	0.1	100%	37.1	#	(35.8)	(99)%
Other	(0.1)	(0.2)	(0.5)	(0.1)	(0.1)	(0.6)	(0.7)	—	—	(0.1)	(17)%	—	—
Total common outstanding	216.6	216.5	219.1	255.0	255.1	216.6	255.1	38.5	18%	38.5	18%	0.1	—

Total common outstanding	216.6	216.5	219.1	255.0	255.1	216.6	255.1	38.5	18%	38.5	18%	0.1	—
Nonforfeitable restricted stock units	2.0	1.9	4.6	4.2	3.7	2.0	3.7	1.7	85%	1.7	85%	(0.5)	(12)%
Total basic common shares	218.6	218.4	223.7	259.2	258.8	218.6	258.8	40.2	18%	40.2	18%	(0.4)	—
Total potentially dilutive	2.9	2.1	0.7	1.4	2.5	2.9	2.5	(0.4)	(14)%	(0.4)	(14)%	1.1	79%
Total diluted shares	221.5	220.5	224.4	260.6	261.3	221.5	261.3	39.8	18%	39.8	18%	0.7	—

Weighted average common shares outstanding:
Basic	219.1	218.5	222.3	228.8	258.7	223.6	236.6	39.6	18%	13.0	6%	29.9	13%
Diluted	221.7	220.3	223.5	230.0	260.7	226.4	238.0	39.0	18%	11.6	5%	30.7	13%

Book Value
Ameriprise Financial shareholders equity - end of period	$6,717	$6,178	$6,384	$8,110	$9,049	$6,717	$9,049	$2,332	35%	$2,332	35%	$939	12%
Average equity - 5 point	7,436	7,120	6,835	6,941	7,288	7,436	7,288	(148)	(2)%	(148)	(2)%	347	5%
Book Value per Share	$30.73	$28.29	$28.54	$31.29	$34.97	$30.73	$34.97	$4.24	14%	$4.24	14%	$3.68	12%

(1)  For 3rd Qtr and 4th Qtr of 2008 diluted shares used in this calculation represent basic shares due to the net loss. Using actual diluted shares would result in anti-dilution.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$328	$292	$268	$295	$319	$1,047	$882	$(9)	(3)%	$(165)	(16)%	$24	8%
Distribution fees	457	430	431	423	432	1,482	1,286	(25)	(5)%	(196)	(13)%	9	2%
Net investment income	(46)	(119)	54	85	95	87	234	141	#	147	#	10	12%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	16	25	17	23	19	55	59	3	19%	4	7%	(4)	(17)%
Total revenues	755	628	770	826	865	2,671	2,461	110	15%	(210)	(8)%	39	5%
Banking and deposit interest expense	43	46	41	38	29	132	108	(14)	(33)%	(24)	(18)%	(9)	(24)%
Total net revenues	712	582	729	788	836	2,539	2,353	124	17%	(186)	(7)%	48	6%

Expenses
Distribution expenses	515	450	461	471	508	1,664	1,440	(7)	(1)%	(224)	(13)%	37	8%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	274	319	329	320	316	837	965	42	15%	128	15%	(4)	(1)%
Total expenses	789	769	790	791	824	2,501	2,405	35	4%	(96)	(4)%	33	4%
Pretax segment income (loss)	$(77)	$(187)	$(61)	$(3)	$12	$38	$(52)	$89	#	$(90)	#	$15	#

Income Statement Metrics
Pretax segment income (loss) margin (1)	(10.8)%	(32.1)%	(8.4)%	(0.4)%	1.4%	1.5%	(2.2)%	12.2%		(3.7)%		1.8%

Net Investment Income
Investment income on fixed maturities	$64	$65	$55	$78	$76	$185	$209	$12	19%	$24	13%	$(2)	(3)%
Realized gains (losses)	(118)	(194)	(10)	(8)	5	(139)	(13)	123	#	126	91%	13	#
Other (including seed money)	8	10	9	15	14	41	38	6	75%	(3)	(7)%	(1)	(7)%
Total net investment income	$(46)	$(119)	$54	$85	$95	$87	$234	$141	#	$147	#	$10	12%

Balance Sheet Metrics
Allocated equity	$989	$879	$833	$825	$784	$989	$784	$(205)	(21)%	$(205)	(21)%	$(41)	(5)%
Pretax return on allocated equity (1)	7.6%	(15.9)%	(29.8)%	(36.5)%	(27.7)%	7.6%	(27.7)%	(35.3)%		(35.3)%		8.8%
On-balance sheet deposits	$7,681	$8,190	$8,416	$9,180	$8,979	$7,681	$8,979	$1,298	17%	$1,298	17%	$(201)	(2)%

Financial Plans
Branded financial plan net cash sales	$48	$56	$49	$50	$47	$155	$146	$(1)	(2)%	$(9)	(6)%	$(3)	(6)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Financial Advisors
Employee advisors	1,967	2,823	2,816	2,785	2,606	1,967	2,606	639	32%	639	32%	(179)	(6)%
Franchisee advisors	7,830	7,746	7,737	7,770	7,725	7,830	7,725	(105)	(1)%	(105)	(1)%	(45)	(1)%
Total branded financial advisors	9,797	10,569	10,553	10,555	10,331	9,797	10,331	534	5%	534	5%	(224)	(2)%
SAI independent advisors	1,636	1,917	1,913	1,953	1,983	1,636	1,983	347	21%	347	21%	30	2%
Total financial advisors	11,433	12,486	12,466	12,508	12,314	11,433	12,314	881	8%	881	8%	(194)	(2)%

Net revenue per financial advisor (in thousands) (1)	$62	$47	$58	$63	$68	$220	$189	$6	10%	$(31)	(14)%	$5	8%

Advisor Retention
Employee	62.8%	68.2%	72.3%	73.4%	73.7%	62.8%	73.7%	10.9%		10.9%		0.3%
Franchisee	93.3%	92.2%	92.5%	91.1%	91.0%	93.3%	91.0%	(2.3)%		(2.3)%		(0.1)%

Product Information
Certificates and Banking - Combined
Pretax segment income (loss)	$(112)	$(192)	$(10)	$20	$37	$(141)	$47	$149	#	$188	#	$17	85%
Allocated equity	$416	$395	$528	$521	$481	$416	$481	$65	16%	$65	16%	$(40)	(8)%
Pretax return on allocated equity	(38.7)%	(85.5)%	(80.2)%	(65.2)%	(31.0)%	(38.7)%	(31.0)%	7.7%		7.7%		34.2%

Wealth Management & Distribution
Pretax income	$35	$5	$(51)	$(23)	$(25)	$179	$(99)	$(60)	#	$(278)	#	$(2)	(9)%
Allocated equity	$573	$484	$305	$304	$303	$573	$303	$(270)	(47)%	$(270)	(47)%	$(1)	—
Pretax return on allocated equity	39.1%	33.6%	12.9%	(7.6)%	(23.9)%	39.1%	(23.9)%	(63.0)%		(63.0)%		(16.3)%

Total Client Assets (at period end) (2)	$253,431	$241,363	$231,298	$258,393	$286,590	$253,431	$286,590	$33,159	13%	$33,159	13%	$28,197	11%

Total Wrap Accounts
Beginning assets	$91,446	$84,086	$72,781	$68,181	$78,960	$93,851	$72,781	$(12,486)	(14)%	$(21,070)	(22)%	$10,779	16%
Net flows	657	(1,121)	1,302	2,758	2,724	4,870	6,784	2,067	#	1,914	39%	(34)	(1)%
Market appreciation (depreciation) and other	(8,017)	(10,184)	(5,902)	8,021	7,869	(14,635)	9,988	15,886	#	24,623	#	(152)	(2)%
Total wrap ending assets	$84,086	$72,781	$68,181	$78,960	$89,553	$84,086	$89,553	$5,467	7%	$5,467	7%	$10,593	13%

S&P 500
Daily average	1,255	910	811	894	994	1,325	900	(261)	(21)%	(425)	(32)%	100	11%
Period end	1,166	903	798	919	1,057	1,166	1,057	(109)	(9)%	(109)	(9)%	138	15%

(1) Year-to-date is sum of current and prior quarters for the year under review.

(2) During the 4th Qtr of 2008, $ 24.1 B of assets were acquired due to the acquisition of HR Block.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$268	$218	$209	$230	$270	$859	$709	$2	1%	$(150)	(17)%	$40	17%
Distribution fees	58	49	47	54	55	198	156	(3)	(5)%	(42)	(21)%	1	2%
Net investment income	(9)	(7)	(1)	8	4	(6)	11	13	#	17	#	(4)	(50)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	(10)	7	(6)	(5)	3	(22)	(8)	13	#	14	64%	8	#
Total revenues	307	267	249	287	332	1,029	868	25	8%	(161)	(16)%	45	16%
Banking and deposit interest expense	2	2	1	2	2	5	5	—	—	—	—	—	—
Total net revenues	305	265	248	285	330	1,024	863	25	8%	(161)	(16)%	45	16%

Expenses
Distribution expenses	101	87	82	85	97	330	264	(4)	(4)%	(66)	(20)%	12	14%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	6	5	6	6	5	19	17	(1)	(17)%	(2)	(11)%	(1)	(17)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	197	201	182	214	218	624	614	21	11%	(10)	(2)%	4	2%
Total expenses	304	293	270	305	320	973	895	16	5%	(78)	(8)%	15	5%
Pretax segment income (loss)	1	(28)	(22)	(20)	10	51	(32)	9	#	(83)	#	30	#
Less: Net loss attributable to noncontrolling interest	(14)	(30)	(14)	(8)	—	(24)	(22)	14	#	2	8%	8	#

Pretax income (loss) attributable to Ameriprise Financial	$15	$2	$(8)	$(12)	$10	$75	$(10)	$(5)	(33)%	$(85)	#	$22	#

Income Statement Metrics
Pretax segment income (loss) margin (1),(2)	4.9%	0.8%	(3.2)%	(4.2)%	3.0%	7.3%	(1.2)%	(1.9)%		(8.5)%		7.2%

Balance Sheet Metrics
Allocated equity	$779	$1,184	$1,039	$1,043	$1,059	$779	$1,059	$280	36%	$280	36%	$16	2%
Pretax return on allocated equity (1),(2)	21.9%	8.5%	5.5%	(0.3)%	(0.8)%	21.9%	(0.8)%	(22.7)%		(22.7)%		(0.5)%

Total Managed Assets Reconciliations
Domestic managed assets	$128,740	$127,948	$125,201	$134,831	$145,790	$128,740	$145,790	$17,050	13%	$17,050	13%	$10,959	8%
International managed assets	97,882	74,247	68,340	82,490	93,682	97,882	93,682	(4,200)	(4)%	(4,200)	(4)%	11,192	14%
Less: Sub-advised eliminations	(3,203)	(2,629)	(2,391)	(3,176)	(3,494)	(3,203)	(3,494)	(291)	(9)%	(291)	(9)%	(318)	(10)%
Total managed assets	$223,419	$199,566	$191,150	$214,145	$235,978	$223,419	$235,978	$12,559	6%	$12,559	6%	$21,833	10%

Managed assets - external clients	$166,227	$144,024	$134,286	$151,351	$168,259	$166,227	$168,259	$2,032	1%	$2,032	1%	$16,908	11%
Managed assets - owned	57,192	55,542	56,864	62,794	67,719	57,192	67,719	10,527	18%	10,527	18%	4,925	8%
Total managed assets	$223,419	$199,566	$191,150	$214,145	$235,978	$223,419	$235,978	$12,559	6%	$12,559	6%	$21,833	10%

Total Managed Assets by Type
Equity	$84,315	$71,835	$64,559	$78,910	$94,539	$84,315	$94,539	$10,224	12%	$10,224	12%	$15,629	20%
Fixed income	104,118	92,449	95,080	103,773	110,991	104,118	110,991	6,873	7%	6,873	7%	7,218	7%
Money market	11,888	12,596	10,270	10,117	9,053	11,888	9,053	(2,835)	(24)%	(2,835)	(24)%	(1,064)	(11)%
Alternative	8,440	12,012	11,604	11,330	11,662	8,440	11,662	3,222	38%	3,222	38%	332	3%
Hybrid and other	14,658	10,674	9,637	10,015	9,733	14,658	9,733	(4,925)	(34)%	(4,925)	(34)%	(282)	(3)%
Total managed assets by type	$223,419	$199,566	$191,150	$214,145	$235,978	$223,419	$235,978	$12,559	6%	$12,559	6%	$21,833	10%

(1)  See non-GAAP Financial Information.

(2)  Calculation excludes net income (loss) attributable to noncontrolling interest.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2009

	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009
Mutual Fund Performance
Domestic
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	29%	33%	35%	37%	49%
Fixed income - 12 month	48%	70%	77%	74%	58%
Equity - 3 year	54%	50%	44%	42%	41%
Fixed income - 3 year	50%	75%	71%	79%	72%
Equity - 5 year	58%	53%	51%	59%	67%
Fixed income - 5 year	54%	66%	72%	64%	58%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	16%	26%	31%	39%	52%
Fixed income - 12 month	33%	39%	62%	42%	61%
Equity - 3 year	33%	40%	39%	40%	51%
Fixed income - 3 year	51%	40%	40%	47%	65%
Equity - 5 year	68%	70%	63%	67%	74%
Fixed income - 5 year	48%	37%	63%	39%	61%

International
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	76%	83%	93%	69%	64%
Fixed income - 12 month	64%	45%	64%	73%	82%
Equity - 3 year	79%	90%	93%	93%	89%
Fixed income - 3 year	80%	64%	73%	73%	64%
Equity - 5 year	70%	89%	93%	89%	85%
Fixed income - 5 year	40%	50%	70%	70%	70%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data do not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Aggregated data only include mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds sub-advised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment - Domestic

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Domestic Managed Assets Rollforward (1)
Retail Funds
Beginning assets	$78,281	$70,214	$63,970	$59,832	$66,010	$86,864	$63,970	$(12,271)	(16)%	$(22,894)	(26)%	$6,178	10%
Net flows	(1,415)	(2,179)	(1,258)	(861)	299	(3,220)	(1,820)	1,714	#	1,400	43%	1,160	#
Market appreciation (depreciation) and other	(6,652)	(4,065)	(2,880)	7,039	8,283	(13,430)	12,442	14,935	#	25,872	#	1,244	18%
Total ending assets	70,214	63,970	59,832	66,010	74,592	70,214	74,592	4,378	6%	4,378	6%	8,582	13%

Institutional (2)
Beginning assets	49,442	43,129	46,293	47,954	51,905	53,235	46,293	2,463	5%	(6,942)	(13)%	3,951	8%
Net flows	(4,004)	1,320	2,002	1,133	(443)	(6,057)	2,692	3,561	89%	8,749	#	(1,576)	#
Market appreciation (depreciation) and other	(2,309)	1,844	(341)	2,818	2,424	(4,049)	4,901	4,733	#	8,950	#	(394)	(14)%
Total ending assets	43,129	46,293	47,954	51,905	53,886	43,129	53,886	10,757	25%	10,757	25%	1,981	4%

Alternative
Beginning assets	7,194	7,065	9,378	9,048	9,131	8,085	9,378	1,937	27%	1,293	16%	83	1%
Net flows	(127)	(523)	(623)	48	322	(711)	(253)	449	#	458	64%	274	#
Market appreciation (depreciation) and other	(2)	2,836	293	35	213	(309)	541	215	#	850	#	178	#
Total ending assets	7,065	9,378	9,048	9,131	9,666	7,065	9,666	2,601	37%	2,601	37%	535	6%

Trust
Beginning assets	8,530	8,547	8,482	8,519	7,945	8,804	8,482	(585)	(7)%	(322)	(4)%	(574)	(7)%
Net flows	59	120	54	(745)	(330)	(173)	(1,021)	(389)	#	(848)	#	415	56%
Market appreciation (depreciation) and other	(42)	(185)	(17)	171	171	(84)	325	213	#	409	#	—	—
Total ending assets	8,547	8,482	8,519	7,945	7,786	8,547	7,786	(761)	(9)%	(761)	(9)%	(159)	(2)%

Other and Eliminations	(215)	(175)	(152)	(160)	(140)	(215)	(140)	75	35%	75	35%	20	13%
Total Domestic managed assets	$128,740	$127,948	$125,201	$134,831	$145,790	$128,740	$145,790	$17,050	13%	$17,050	13%	$10,959	8%

Total Domestic net flows	$(5,487)	$(1,262)	$175	$(425)	$(152)	$(10,161)	$(402)	$5,335	97%	$9,759	96%	$273	64%

(1)      Included in Market appreciation (depreciation) and other, for the 4th Qtr of 2008, were $ 12.8 B of assets due to the acquisition of J. & W. Seligman & Co.  Balances included $6.7 B of Retail Funds, $3.2 B of Institutional and $2.9 B of Alternative.

(2)      Included in Market appreciation (depreciation) and other are share repurchase, debt repurchase, equity issuance, debt issuance and acquisitions.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - International

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
International Managed Assets Rollforward
Retail Funds
Beginning assets	$27,868	$21,758	$16,361	$15,651	$22,107	$30,822	$16,361	$(5,761)	(21)%	$(14,461)	(47)%	$6,456	41%
Net flows	(1,032)	(714)	642	1,224	1,447	(1,213)	3,313	2,479	#	4,526	#	223	18%
Market appreciation (depreciation)	(2,345)	(1,101)	(1,054)	545	3,673	(5,317)	3,164	6,018	#	8,481	#	3,128	#
Foreign currency translation (1)	(2,832)	(3,605)	(330)	2,517	(745)	(2,744)	1,442	2,087	74%	4,186	#	(3,262)	#
Other (2)	99	23	32	2,170	83	210	2,285	(16)	(16)%	2,075	#	(2,087)	(96)%
Total ending assets	21,758	16,361	15,651	22,107	26,565	21,758	26,565	4,807	22%	4,807	22%	4,458	20%

Institutional
Beginning assets	89,937	74,856	55,342	50,179	58,347	100,057	55,342	(31,590)	(35)%	(44,715)	(45)%	8,168	16%
Net flows	(1,580)	(7,267)	(1,277)	(675)	943	(5,978)	(1,009)	2,523	#	4,969	83%	1,618	#
Market appreciation (depreciation)	(4,825)	(1,027)	(3,148)	636	7,224	(12,525)	4,712	12,049	#	17,237	#	6,588	#
Foreign currency translation (1)	(9,377)	(12,639)	(1,110)	7,595	(1,873)	(9,099)	4,612	7,504	80%	13,711	#	(9,468)	#
Other	701	1,419	372	612	479	2,401	1,463	(222)	(32)%	(938)	(39)%	(133)	(22)%
Total ending assets	74,856	55,342	50,179	58,347	65,120	74,856	65,120	(9,736)	(13)%	(9,736)	(13)%	6,773	12%

Alternative
Beginning assets	3,101	1,268	2,544	2,510	2,036	3,479	2,544	(1,065)	(34)%	(935)	(27)%	(474)	(19)%
Net flows	(1,546)	1,345	313	(79)	86	(1,994)	320	1,632	#	2,314	#	165	#
Market appreciation (depreciation)	(3)	138	(295)	(700)	(66)	43	(1,061)	(63)	#	(1,104)	#	634	91%
Foreign currency translation (1)	(290)	(207)	(52)	305	(59)	(282)	194	231	80%	476	#	(364)	#
Other	6	—	—	—	—	22	—	(6)	#	(22)	#	—	—
Total ending assets	1,268	2,544	2,510	2,036	1,997	1,268	1,997	729	57%	729	57%	(39)	(2)%

Total International managed assets	$97,882	$74,247	$68,340	$82,490	$93,682	$97,882	$93,682	$(4,200)	(4)%	$(4,200)	(4)%	$11,192	14%

Total International net flows	$(4,158)	$(6,636)	$(322)	$470	$2,476	$(9,185)	$2,624	$6,634	#	$11,809	#	$2,006	#

(1)  Amounts represent British Pound to US dollar conversion.

(2)  Included in Retail funds other, for the 2nd Qtr of 2009, were $ 2.1 B of assets due to the acquisition of Standard Chartered Bank’s World Express Funds investment business.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$124	$98	$90	$104	$118	$380	$312	$(6)	(5)%	$(68)	(18)%	$14	13%
Distribution fees	71	62	57	58	64	213	179	(7)	(10)%	(34)	(16)%	6	10%
Net investment income	86	92	289	339	343	560	971	257	#	411	73%	4	1%
Premiums	21	25	24	23	25	60	72	4	19%	12	20%	2	9%
Other revenues	34	33	32	38	41	95	111	7	21%	16	17%	3	8%
Total revenues	336	310	492	562	591	1,308	1,645	255	76%	337	26%	29	5%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	336	310	492	562	591	1,308	1,645	255	76%	337	26%	29	5%

Expenses
Distribution expenses	50	65	56	49	49	142	154	(1)	(2)%	12	8%	—	—
Interest credited to fixed accounts	163	167	169	201	196	479	566	33	20%	87	18%	(5)	(2)%
Benefits, claims, losses and settlement expenses	9	113	(129)	351	93	156	315	84	#	159	#	(258)	(74)%
Amortization of deferred acquisition costs	96	295	219	(182)	(64)	281	(27)	(160)	#	(308)	#	118	65%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	52	42	48	49	49	165	146	(3)	(6)%	(19)	(12)%	—	—
Total expenses	370	682	363	468	323	1,223	1,154	(47)	(13)%	(69)	(6)%	(145)	(31)%
Pretax segment income (loss)	$(34)	$(372)	$129	$94	$268	$85	$491	$302	#	$406	#	$174	#

Income Statement Metrics
Pretax segment income (loss) margin (1)	(10.1)%	(120.0)%	26.2%	16.7%	45.3%	6.5%	29.8%	55.4%		23.3%		28.6%

Net Investment Income
Investment income on fixed maturities	$244	$243	$259	$314	$336	$742	$909	$92	38%	$167	23%	$22	7%
Realized gains (losses)	(156)	(169)	20	8	—	(181)	28	156	#	209	#	(8)	#
Other (including seed money)	(2)	18	10	17	7	(1)	34	9	#	35	#	(10)	(59)%
Total net investment income	$86	$92	$289	$339	$343	$560	$971	$257	#	$411	73%	$4	1%

Balance Sheet Metrics
Allocated equity	$2,228	$2,754	$2,774	$2,093	$2,322	$2,228	$2,322	$94	4%	$94	4%	$229	11%
Pretax return on allocated equity (1)	10.2%	(13.0)%	(8.5)%	(7.7)%	4.9%	10.2%	4.9%	(5.3)%		(5.3)%		12.6%

Other Metrics
Net variable annuity living benefits market impact (2), (3)	$27	$82	$267	$(360)	$(66)	$31	$(159)	$(93)	#	$(190)	#	$294	82%
Total annuity net flows	$384	$951	$1,779	$1,129	$527	$1,116	$3,435	$143	37%	$2,319	#	$(602)	(53)%

(1)   See non-GAAP Financial Information.

(2)   Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

(3)   Q3 2008 includes loss on derivatives related to Lehman Brothers bankruptcy.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax segment income (loss)	$82	$(257)	$83	$21	$189	$159	$293	$107	#	$134	84%	$168	#
Allocated equity	$1,139	$1,315	$1,099	$801	$988	$1,139	$988	$(151)	(13)%	$(151)	(13)%	$187	23%
Pretax return on allocated equity	22.0%	(9.4)%	(3.3)%	(6.8)%	3.4%	22.0%	3.4%	(18.6)%		(18.6)%		10.2%

Fixed Annuities (1)
Pretax segment income (loss)	$(116)	$(115)	$46	$73	$79	$(74)	$198	$195	#	$272	#	$6	8%
Allocated equity	$1,089	$1,439	$1,675	$1,292	$1,334	$1,089	$1,334	$245	22%	$245	22%	$42	3%
Pretax return on allocated equity	0.2%	(16.1)%	(13.0)%	(8.5)%	6.1%	0.2%	6.1%	5.9%		5.9%		14.6%

Variable Annuities Rollforward
Beginning balance	$54,742	$50,300	$43,280	$41,468	$47,104	$57,182	$43,280	$(7,638)	(14)%	$(13,902)	(24)%	$5,636	14%
Deposits	1,729	1,567	1,322	1,411	1,435	5,935	4,168	(294)	(17)%	(1,767)	(30)%	24	2%
Withdrawals and terminations	(1,161)	(1,058)	(994)	(844)	(909)	(3,705)	(2,747)	252	22%	958	26%	(65)	(8)%
Net flows	568	509	328	567	526	2,230	1,421	(42)	(7)%	(809)	(36)%	(41)	(7)%
Investment performance and interest credited	(5,006)	(7,528)	(2,137)	5,060	5,365	(9,114)	8,288	10,371	#	17,402	#	305	6%
Other	(4)	(1)	(3)	9	—	2	6	4	#	4	#	(9)	#
Total ending balance - contract accumulation values	$50,300	$43,280	$41,468	$47,104	$52,995	$50,300	$52,995	$2,695	5%	$2,695	5%	$5,891	13%

Variable annuities fixed sub-accounts	$5,496	$5,623	$5,919	$5,987	$6,036	$5,496	$6,036	$540	10%	$540	10%	$49	1%

Fixed Annuities Rollforward
Beginning balance	$11,759	$11,682	$12,228	$13,805	$14,464	$12,463	$12,228	$2,705	23%	$(235)	(2)%	$659	5%
Deposits	378	999	2,097	974	343	665	3,414	(35)	(9)%	2,749	#	(631)	(65)%
Withdrawals and terminations	(562)	(557)	(646)	(412)	(342)	(1,779)	(1,400)	220	39%	379	21%	70	17%
Net flows	(184)	442	1,451	562	1	(1,114)	2,014	185	#	3,128	#	(561)	(100)%
Policyholder interest credited	103	107	126	145	151	297	422	48	47%	125	42%	6	4%
Other	4	(3)	—	(48)	(1)	36	(49)	(5)	#	(85)	#	47	98%
Total ending balance - contract accumulation values	$11,682	$12,228	$13,805	$14,464	$14,615	$11,682	$14,615	$2,933	25%	$2,933	25%	$151	1%

Capitalized Interest	$2	$5	$10	$10	$9	$6	$29	$7	#	$23	#	$(1)	(10)%

Payout Annuities Reserve Balance	$2,121	$2,105	$2,082	$2,115	$2,104	$2,121	$2,104	$(17)	(1)%	$(17)	(1)%	$(11)	(1)%

Tax Equivalent Spread - Fixed Annuities (2)
Gross rate of return on invested assets	5.3%	5.2%	5.5%	6.3%	6.4%	5.4%	6.1%	1.1%		0.7%		0.1%
Crediting rate excluding capitalized interest	(3.7)%	(3.8)%	(3.8)%	(4.0)%	(4.0)%	(3.7)%	(4.0)%	(0.3)%		(0.3)%		—
Tax equivalent margin spread	1.6%	1.4%	1.7%	2.3%	2.4%	1.7%	2.1%	0.8%		0.4%		0.1%

Total Variable Annuities DAC
Beginning balance	$2,186	$2,176	$2,063	$1,894	$2,060	$2,086	$2,063	$(126)	(6)%	$(23)	(1)%	$166	9%
Capitalization	83	60	61	68	68	283	197	(15)	(18)%	(86)	(30)%	—	—
Amortization per income statement	(77)	(291)	(207)	200	70	(233)	63	147	#	296	#	(130)	(65)%
Cumulative effect of accounting change (3)	—	—	—	—	—	36	—	—	—	(36)	#	—	—
Other (FAS 115)	(16)	118	(23)	(102)	(82)	4	(207)	(66)	#	(211)	#	20	20%
Total ending balance	$2,176	$2,063	$1,894	$2,060	$2,116	$2,176	$2,116	$(60)	(3)%	$(60)	(3)%	$56	3%

Total Fixed Annuities DAC
Beginning balance	$247	$217	$316	$366	$389	$250	$316	$142	57%	$66	26%	$23	6%
Capitalization	16	50	99	46	19	26	164	3	19%	138	#	(27)	(59)%
Amortization per income statement	(19)	(4)	(12)	(18)	(6)	(48)	(36)	13	68%	12	25%	12	67%
Cumulative effect of accounting change (3)	—	—	—	—	—	—	—	—	—	—	—	—	—
Other (FAS 115)	(27)	53	(37)	(5)	(98)	(11)	(140)	(71)	#	(129)	#	(93)	#
Total ending balance	$217	$316	$366	$389	$304	$217	$304	$87	40%	$87	40%	$(85)	(22)%

(1)	Includes payout annuities.
(2)

Attributable to interest sensitive products only, which have been approximately 98% of the total ending fixed annuities accumulation values in the periods reported. Through October of 2008, the asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation. After October of 2008, the asset earnings rate is a calculated yield based on specifically assigned assets.

(3)	Reflects adoption of FAS 157 in 1st Qtr 2008.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$14	$11	$10	$11	$13	$45	$34	$(1)	(7)%	$(11)	(24)%	$2	18%
Distribution fees	26	28	24	24	24	78	72	(2)	(8)%	(6)	(8)%	—	—
Net investment income	42	42	100	97	112	210	309	70	#	99	47%	15	15%
Premiums	251	254	247	254	257	740	758	6	2%	18	2%	3	1%
Other revenues	209	115	115	111	44	432	270	(165)	(79)%	(162)	(38)%	(67)	(60)%
Total revenues	542	450	496	497	450	1,505	1,443	(92)	(17)%	(62)	(4)%	(47)	(9)%
Banking and deposit interest expense	—	—	—	—	—	1	—	—	—	(1)	#	—	—
Total net revenues	542	450	496	497	450	1,504	1,443	(92)	(17)%	(61)	(4)%	(47)	(9)%

Expenses
Distribution expenses	4	3	5	6	4	15	15	—	—	—	—	(2)	(33)%
Interest credited to fixed accounts	37	36	36	36	36	108	108	(1)	(3)%	—	—	—	—
Benefits, claims, losses and settlement expenses	187	218	229	236	213	638	678	26	14%	40	6%	(23)	(10)%
Amortization of deferred acquisition costs	138	95	61	51	(5)	238	107	(143)	#	(131)	(55)%	(56)	#
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	72	65	53	58	57	186	168	(15)	(21)%	(18)	(10)%	(1)	(2)%
Total expenses	438	417	384	387	305	1,185	1,076	(133)	(30)%	(109)	(9)%	(82)	(21)%
Pretax segment income	$104	$33	$112	$110	$145	$319	$367	$41	39%	$48	15%	$35	32%

Pretax Operating Earnings (1)
Pretax segment income	$104	$33	$112	$110	$145	$319	$367	$41	39%	$48	15%	$35	32%
Realized (gains) losses	44	44	(8)	1	(7)	48	(14)	(51)	#	(62)	#	(8)	#
Total pretax operating earnings	$148	$77	$104	$111	$138	$367	$353	$(10)	(7)%	$(14)	(4)%	$27	24%

Income Statement Metrics
Pretax segment income margin	19.2%	7.3%	22.6%	22.1%	32.2%	21.2%	25.4%	13.0%		4.2%		10.1%
Pretax operating earnings margin (1)	27.3%	17.1%	21.0%	22.3%	30.7%	24.4%	24.5%	3.4%		0.1%		8.4%

Net Investment Income
Investment income on fixed maturities	$77	$75	$81	$85	$94	$232	$260	$17	22%	$28	12%	$9	11%
Realized gains (losses)	(44)	(44)	8	(1)	7	(48)	14	51	#	62	#	8	#
Other (including seed money)	9	11	11	13	11	26	35	2	22%	9	35%	(2)	(15)%
Total net investment income	$42	$42	$100	$97	$112	$210	$309	$70	#	$99	47%	$15	15%

Balance Sheet Metrics
Allocated equity	$2,470	$2,339	$2,388	$2,450	$2,463	$2,470	$2,463	$(7)	—	$(7)	—	$13	1%
Pretax return on allocated equity	20.0%	14.9%	15.2%	14.9%	16.5%	20.0%	16.5%	(3.5)%		(3.5)%		1.6%

Product Information
Long Term Care
Pretax income (loss)	$(17)	$(12)	$10	$3	$13	$(17)	$26	$30	#	$43	#	$10	#
Allocated equity	$597	$561	$569	$578	$590	$597	$590	$(7)	(1)%	$(7)	(1)%	$12	2%
Pretax return on allocated equity	(2.6)%	(5.0)%	(3.3)%	(2.8)%	2.4%	(2.6)%	2.4%	5.0%		5.0%		5.2%

Protection excluding Long Term Care
Pretax income	$121	$45	$102	$107	$132	$336	$341	$11	9%	$5		$25	23%
Allocated equity	$1,873	$1,778	$1,819	$1,872	$1,873	$1,873	$1,873	$—	—	$—	—	$1	—
Pretax return on allocated equity	27.3%	21.3%	21.1%	20.6%	20.9%	27.3%	20.9%	(6.4)%		(6.4)%		0.3%

(1)    See non-GAAP Financial Information.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$57	$43	$33	$45	$55	$185	$133	$(2)	(4)%	$(52)	(28)%	$10	22%
Term and whole life	4	5	3	4	4	13	11	—	—	(2)	(15)%	—	—
Disability insurance	3	3	1	3	1	11	5	(2)	(67)%	(6)	(55)%	(2)	(67)%
Auto and Home	166	154	165	165	178	477	508	12	7%	31	6%	13	8%
Total cash sales	$230	$205	$202	$217	$238	$686	$657	$8	3%	$(29)	(4)%	$21	10%

VUL / UL Policyholder Account Balances
Beginning balance	$9,303	$8,591	$7,570	$7,350	$7,957	$9,836	$7,570	$(1,346)	(14)%	$(2,266)	(23)%	$607	8%
Premiums and deposits	254	230	228	231	242	776	701	(12)	(5)%	(75)	(10)%	11	5%
Investment performance and interest	(627)	(965)	(260)	644	674	(1,153)	1,058	1,301	#	2,211	#	30	5%
Withdrawals and surrenders	(308)	(255)	(254)	(268)	(280)	(833)	(802)	28	9%	31	4%	(12)	(4)%
Other	(31)	(31)	66	—	—	(35)	66	31	#	101	#	—	—
Total ending balance	$8,591	$7,570	$7,350	$7,957	$8,593	$8,591	$8,593	$2	—	$2	—	$636	8%

Premiums by Product
Term and whole life	$15	$14	$14	$14	$14	$45	$42	$(1)	(7)%	$(3)	(7)%	$—	—
Disability insurance	44	43	43	42	43	130	128	(1)	(2)%	(2)	(2)%	1	2%
Long term care	31	31	29	30	30	90	89	(1)	(3)%	(1)	(1)%	—	—
Auto and Home	154	157	156	160	164	453	480	10	6%	27	6%	4	3%
Intercompany premiums	7	9	5	8	6	22	19	(1)	(14)%	(3)	(14)%	(2)	(25)%
Total premiums by product	$251	$254	$247	$254	$257	$740	$758	$6	2%	$18	2%	$3	1%

Auto and Home Insurance
Policy count (thousands)	540	547	558	570	581	540	581	41	8%	41	8%	11	2%
Loss ratio	75.7%	80.4%	79.6%	79.6%	80.4%	77.1%	79.9%	4.7%		2.8%		0.8%
Expense ratio	20.5%	16.2%	14.8%	15.2%	15.0%	17.5%	15.0%	(5.5)%		(2.5)%		(0.2)%
Combined ratio	96.2%	96.6%	94.4%	94.8%	95.4%	94.6%	94.9%	(0.8)%		0.3%		0.6%

DAC Rollforward
Life and Health
Beginning balance	$2,016	$1,920	$1,946	$1,920	$1,858	$1,998	$1,946	$(158)	(8)%	$(52)	(3)%	$(62)	(3)%
Capitalization	40	41	29	30	32	128	91	(8)	(20)%	(37)	(29)%	2	7%
Amortization per income statement	(126)	(83)	(48)	(38)	17	(202)	(69)	143	#	133	66%	55	#
Other (FAS 115)	(10)	68	(7)	(54)	(54)	(4)	(115)	(44)	#	(111)	#	—	—
Total ending balance	$1,920	$1,946	$1,920	$1,858	$1,853	$1,920	$1,853	$(67)	(3)%	$(67)	(3)%	$(5)	—

Life insurance in force	$192,002	$192,061	$192,022	$192,186	$192,558	$192,002	$192,558	$556	—	$556	—	$372	—

Net Amount at Risk	$58,001	$56,857	$55,578	$54,336	$53,346	$58,001	$53,346	$(4,655)	(8)%	$(4,655)	(8)%	$(990)	(2)%

Net Policyholder Reserves
VUL / UL	$7,604	$6,637	$6,360	$6,911	$7,552	$7,604	$7,552	$(52)	(1)%	$(52)	(1)%	$641	9%
Term and whole life	236	238	236	234	238	236	238	2	1%	2	1%	4	2%
Disability insurance	454	458	469	472	476	454	476	22	5%	22	5%	4	1%
Long term care and other	2,374	2,375	2,351	2,374	2,401	2,374	2,401	27	1%	27	1%	27	1%
Auto and Home loss and LAE reserves	308	308	303	304	306	308	306	(2)	(1)%	(2)	(1)%	2	1%
Total net policyholder reserves	$10,976	$10,016	$9,719	$10,295	$10,973	$10,976	$10,973	$(3)	—	$(3)	—	$678	7%

(1)  Includes lump sum deposits.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(9)	(36)	(21)	(15)	(11)	11	(47)	(2)	(22)%	(58)	#	4	27%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	22	51	8	2	4	61	2	—	57	#	(6)	(75)%
Total revenues	(9)	(14)	30	(7)	(9)	15	14	—	—	(1)	(7)%	(2)	(29)%
Banking and deposit interest expense	—	1	1	(2)	2	1	1	2	—	—	—	4	#
Total net revenues	(9)	(15)	29	(5)	(11)	14	13	(2)	(22)%	(1)	(7)%	(6)	#

Expenses
Distribution expenses	—	—	1	1	—	1	2	—	—	1	#	(1)	#
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	27	28	26	28	45	81	99	18	67%	18	22%	17	61%
General and administrative expense	134	74	26	32	39	179	97	(95)	(71)%	(82)	(46)%	7	22%
Total expenses	161	102	53	61	84	261	198	(77)	(48)%	(63)	(24)%	23	38%
Pretax segment loss	$(170)	$(117)	$(24)	$(66)	$(95)	$(247)	$(185)	$75	44%	$62	25%	$(29)	(44)%

Net Investment Income
Investment income on fixed maturities	$10	$5	$—	$—	$1	$47	$1	$(9)	(90)%	$(46)	(98)%	$1	—
Realized gains (losses)	1	(3)	—	7	2	—	9	1	#	9	—	(5)	(71)%
Affordable housing	(7)	(17)	(6)	(7)	(7)	(22)	(20)	—	—	2	9%	—	—
Other	(13)	(21)	(15)	(15)	(7)	(14)	(37)	6	46%	(23)	#	8	53%
Total net investment income	$(9)	$(36)	$(21)	$(15)	$(11)	$11	$(47)	$(2)	(22)%	$(58)	#	$4	27%

Balance Sheet Metrics
Allocated equity	$1,224	$115	$484	$2,087	$2,144	$1,224	$2,144	$920	75%	$920	75%	$57	3%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Third Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(13)	$(12)	$(23)	$(34)	$(31)	$(39)	$(88)	$(18)	#	$(49)	#	$3	9%
Distribution fees	(236)	(235)	(248)	(208)	(208)	(740)	(664)	28	12%	76	10%	—	—
Net investment income	(2)	—	—	—	(1)	(6)	(1)	1	50%	5	83%	(1)	—
Premiums	(8)	(8)	(5)	(8)	(6)	(23)	(19)	2	25%	4	17%	2	25%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(259)	(255)	(276)	(250)	(246)	(808)	(772)	13	5%	36	4%	4	2%
Banking and deposit interest expense	(2)	(2)	(1)	—	—	(7)	(1)	2	#	6	86%	—	—
Total net revenues	(257)	(253)	(275)	(250)	(246)	(801)	(771)	11	4%	30	4%	4	2%

Expenses
Distribution expenses	(209)	(199)	(222)	(187)	(192)	(653)	(601)	17	8%	52	8%	(5)	(3)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(48)	(54)	(53)	(63)	(54)	(148)	(170)	(6)	(13)%	(22)	(15)%	9	14%
Total expenses	(257)	(253)	(275)	(250)	(246)	(801)	(771)	11	4%	30	4%	4	2%
Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)        The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Assets
Cash and cash equivalents	$4,043	$6,228	$5,796	$4,469	$3,580
Investments	28,101	27,522	30,738	34,793	36,847
Separate account assets	52,762	44,746	42,014	48,661	55,576
Receivables	3,921	3,887	3,579	4,067	4,247
Deferred acquisition costs	4,374	4,383	4,237	4,361	4,323
Restricted and segregated cash	1,837	1,883	1,811	1,730	1,822
Other assets	4,013	6,928	6,406	5,133	4,806
Total assets	$99,051	$95,577	$94,581	$103,214	$111,201

Liabilities
Future policy benefits and claims	$26,981	$29,293	$30,956	$30,916	$31,042
Separate account liabilities	52,762	44,746	42,014	48,661	55,576
Customer deposits	7,723	8,229	8,465	9,216	9,028
Debt	2,080	2,027	1,922	2,435	2,076
Accounts payable and accrued expenses	758	887	713	825	765
Other liabilities	1,638	3,928	3,874	2,787	3,320
Total liabilities	91,942	89,110	87,944	94,840	101,807

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,704	4,688	4,719	5,641	5,699
Retained earnings	5,004	4,592	4,817	4,875	5,091
Treasury stock	(2,021)	(2,012)	(2,021)	(2,021)	(2,021)
Accumulated other comprehensive income (loss), net of tax	(973)	(1,093)	(1,134)	(388)	277
Total Ameriprise Financial shareholders’ equity	6,717	6,178	6,384	8,110	9,049
Noncontrolling interest	392	289	253	264	345
Total equity	7,109	6,467	6,637	8,374	9,394
Total liabilities and shareholders’ equity	$99,051	$95,577	$94,581	$103,214	$111,201

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,990	$1,540
Junior subordinated notes (2)	500	457	344	322	322

Non-recourse debt
Debt for inverse floaters	12	6	6	6	6
Debt of property fund limited partnerships	68	64	72	117	208
Total non-recourse debt	80	70	78	123	214
Total debt	$2,080	$2,027	$1,922	$2,435	$2,076

Total debt	$2,080	$2,027	$1,922	$2,435	$2,076
Total non-recourse debt	(80)	(70)	(78)	(123)	(214)
Total debt excluding non-recourse debt (1)	2,000	1,957	1,844	2,312	1,862
Junior subordinated notes 75% equity credit (2)	(375)	(343)	(258)	(242)	(242)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,625	$1,614	$1,586	$2,070	$1,620

Total Ameriprise Financial shareholders’ equity	$6,717	$6,178	$6,384	$8,110	$9,049
Total capital	8,797	8,205	8,306	10,545	11,125
Total capital excluding non-recourse debt (1)	$8,717	$8,135	$8,228	$10,422	$10,911

Other Information
Debt to total capital	23.6%	24.7%	23.1%	23.1%	18.7%
Debt to total capital excluding non-recourse debt (1)	22.9%	24.1%	22.4%	22.2%	17.1%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	18.6%	19.8%	19.3%	19.9%	14.8%

Ratings (as of September 30, 2009)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)           See non-GAAP Financial Information.

(2)           The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

(3)           For the most current ratings information, please see the individual rating agency’s website.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Cash and cash equivalents	$4,043	$6,228	$5,796	$4,469	$3,580

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	12,593	12,599	12,969	15,016	16,487

Residential mortgage backed securities	5,741	5,235	6,720	7,434	8,049
Commercial mortgage backed securities	2,711	2,733	3,438	4,056	4,373
Asset backed securities	1,053	958	1,305	1,909	1,846
Total mortgage and other asset backed securities	9,505	8,926	11,463	13,399	14,268

Other structured investments	35	50	38	49	55
State and municipal obligations	923	873	947	1,089	1,322
US government and agencies obligations	265	271	188	185	312
Foreign government bonds and obligations	107	107	105	106	109
Common and preferred stocks	49	37	23	39	48
Other AFS	18	10	29	28	24
Total other	1,397	1,348	1,330	1,496	1,870
Total available-for-sale securities	23,495	22,873	25,762	29,911	32,625

Commercial mortgage loans	2,939	2,906	2,871	2,786	2,735
Allowance for loan losses	(18)	(19)	(19)	(28)	(29)
Commercial mortgage loans, net	2,921	2,887	2,852	2,758	2,706

Policy loans	730	729	722	715	719
Trading securities	374	501	874	904	313
Other investments	581	532	528	505	484
Total investments	28,101	27,522	30,738	34,793	36,847

Total cash, cash equivalents and investments	$32,144	$33,750	$36,534	$39,262	$40,427

SFAS 115 Mark-to-market AFS	$(1,517)	$(1,835)	$(1,822)	$(577)	$799

AFS Fixed Maturity Asset Quality - %
AAA	41%	40%	42%	42%	41%
AA	8%	7%	6%	4%	4%
AFS securities AA and above	49%	47%	48%	46%	45%
A	17%	19%	15%	13%	16%
BBB	27%	29%	31%	34%	33%
Below investment grade	7%	5%	6%	7%	6%

Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	7%	5%	6%	7%	6%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

This report contains certain non-GAAP measures, which our management views as important indicators of financial performance. These non-GAAP measures include:

• Pretax income (loss) margin and Pretax segment income (loss) margin;

• Net income (loss) attributable to Ameriprise Financial margin;

• Pretax return on allocated equity;

• Total debt excluding non-recourse debt;

• Total debt excluding non-recourse debt and 75% equity credit;

• Total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt and 75% equity credit;

• Pretax operating earnings; and

• Pretax operating earnings margin.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinated debt.  Management believes that the debt to capital ratios excluding this non-recourse debt better represent the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors. Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Management segment and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefits reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total Ameriprise Financial shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by Total Capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income (Loss) Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interest and income tax provision (benefit).

Pretax Segment Income (Loss) Margin or Pretax Income (Loss) Margin - A ratio representing pretax income (loss) or pretax segment income (loss) as a percentage of total net revenues.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses).

Pretax Operating Earnings Margin - A ratio representing pretax operating earnings as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income (loss) for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total Ameriprise Financial shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Domestic Mutual Fund Performance and

Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of September 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
Threadneedle Emerging Markets Fund	581.70	9/30/2009	1.87	14.26	49%	6.34	39%	16.06	36%	10.43	68%	11/13/1996	7.91	11/14/1996	45%	5.75	7.69	4.26	14.70	9.78	7.42
Lipper Fund Ranking / Total Funds in Category					166 / 341		90 / 234		64 / 178		71 / 104				28 / 62
Equity Income Funds
RiverSource Diversified Equity Income Fund	4,561.90	9/30/2009	1.08	-8.91	68%	-6.18	67%	3.32	26%	4.44	23%	10/15/1990	9.64	10/18/1990	39%	5.75	-14.15	-8.01	2.10	3.83	9.30
Lipper Fund Ranking / Total Funds in Category					205 / 304		157 / 236		48 / 186		24 / 105				10 / 25
RiverSource Dividend Opportunity Fund	1,197.90	9/30/2009	1.13	-4.12	25%	-4.37	44%	3.26	28%	0.84	78%	8/1/1988	7.71	8/31/1988	77%	5.75	-9.64	-6.24	2.04	0.25	7.41
Lipper Fund Ranking / Total Funds in Category					74 / 304		103 / 236		51 / 186		82 / 105				16 / 20
European Region Funds
Threadneedle European Equity Fund	73.40	9/30/2009	1.58	4.44	24%	-0.47	15%	7.74	30%			6/26/2000	0.90	6/26/2000	72%	5.75	-1.56	-2.42	6.47		0.26
Lipper Fund Ranking / Total Funds in Category					25 / 106		14 / 95		26 / 87						43 / 59
Extended U.S. Large-Cap Core Funds
RiverSource 120/20 Contrarian Equity Fund	40.60	9/30/2009	1.79	0.80	17%							10/18/2007	-16.61	10/18/2007	40%	5.75	-5.00				-19.10
Lipper Fund Ranking / Total Funds in Category					7 / 42										11 / 27
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	1,287.70	9/30/2009	1.04	-2.33	81%	-3.05	78%	3.01	67%	2.21	78%	1/23/1985	9.16	1/31/1985	60%	5.75	-7.94	-4.94	1.79	1.60	8.90
Lipper Fund Ranking / Total Funds in Category					143 / 176		91 / 116		55 / 82		39 / 49				3 / 4
Global Large Cap Growth Funds
Threadneedle Global Equity Fund	514.00	9/30/2009	1.46	-0.43	37%	-3.41	40%	5.32	25%	0.08	74%	5/29/1990	4.36	5/31/1990	80%	5.75	-6.16	-5.30	4.08	-0.51	4.04
Lipper Fund Ranking / Total Funds in Category					31 / 85		23 / 57		11 / 43		25 / 33				4 / 4
Global Multi Cap Growth Funds
Threadneedle Global Equity Income Fund	28.20	9/30/2009	4.62	0.15	57%							8/1/2008	-10.04	8/1/2008	50%	5.75	-5.61				-14.50
Lipper Fund Ranking / Total Funds in Category					59 / 103										48 / 95
Global Real Estate Funds
RiverSource LaSalle Global Real Estate Fund (2)	15.00	9/30/2009	2.38	-23.85	95%							12/29/2006	-21.62	12/29/2006	93%	5.75	-28.23				-23.29
Lipper Fund Ranking / Total Funds in Category					76 / 79										49 / 52
Global Small-/Mid-Cap Funds
Seligman Global Smaller Companies Fund (2)	80.10	9/30/2009	1.93	2.58	46%	-6.50	80%	3.53	66%	0.74	80%	8/31/1992	6.56	8/31/1992	72%	5.75	-3.32	-8.33	2.31	0.14	6.19
Lipper Fund Ranking / Total Funds in Category					34 / 73		46 / 57		36 / 54		23 / 28				5 / 6
Global Science & Technology Funds
Seligman Global Technology Fund	448.80	9/30/2009	1.77	15.13	35%	3.65	14%	9.04	4%	0.68	16%	5/23/1994	9.84	5/26/1994	25%	5.75	8.51	1.63	7.75	0.09	9.41
Lipper Fund Ranking / Total Funds in Category					25 / 72		9 / 64		2 / 59		3 / 18				1 / 3
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	142.30	9/30/2009	1.53	42.70	8%	11.79	63%	15.04	69%	14.40	77%	4/22/1985	8.21	4/30/1985	50%	5.75	34.50	9.61	13.69	13.72	7.95
Lipper Fund Ranking / Total Funds in Category					5 / 69		34 / 53		35 / 50		23 / 29				5 / 9
Industrials Funds
RiverSource Recovery and Infrastructure Fund	323.30	9/30/2009	1.88									2/19/2009				5.75
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
Threadneedle International Opportunity Fund	414.90	9/30/2009	1.45	-0.42	58%	-3.65	46%	5.47	52%	-0.46	93%	11/15/1984	7.18	11/30/1984	88%	5.75	-6.14	-5.53	4.23	-1.04	6.92
Lipper Fund Ranking / Total Funds in Category					210 / 364		137 / 303		135 / 263		132 / 142				7 / 7
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	408.60	9/30/2009	1.43	-4.41	85%	-6.11	84%					5/18/2006	-4.98	5/18/2006	78%	5.75	-9.90	-7.95			-6.64
Lipper Fund Ranking / Total Funds in Category					116 / 137		75 / 89								66 / 84
RiverSource Partners International Select Growth Fund (2)	418.40	9/30/2009	1.56	-1.60	77%	-4.38	62%	5.72	70%			9/28/2001	6.89	9/28/2001	56%	5.75	-7.26	-6.25	4.47		6.10
Lipper Fund Ranking / Total Funds in Category					105 / 137		55 / 89		43 / 61						30 / 53
International Multi Cap Value Funds
RiverSource Partners International Select Value Fund (2)	1,010.90	9/30/2009	1.29	-3.07	83%	-8.69	91%	3.35	80%			9/28/2001	7.10	9/28/2001	61%	5.75	-8.64	-10.48	2.14		6.32
Lipper Fund Ranking / Total Funds in Category					100 / 120		77 / 84		50 / 62						28 / 45
International Small/Mid Cap Growth Funds
RiverSource Partners International Small Cap Fund (2)	64.10	9/30/2009	1.97	0.98	80%	-6.21	78%	2.70	88%			10/3/2002	9.73	10/3/2002	93%	5.75	-4.83	-8.04	1.49		8.80
Lipper Fund Ranking / Total Funds in Category					73 / 91		62 / 79		55 / 62						49 / 52

Equity Fund Performance & Lipper Ranking

As of September 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)													Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since				Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception		Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return		Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Large Cap Core Funds
RiverSource Disciplined Equity Fund	4,406.10	9/30/2009	0.96	-10.64	91%	-7.38	86%	0.11	72%			4/24/2003	3.47		4/24/2003	67%	5.75	-15.78	-9.19	-1.07		2.53
Lipper Fund Ranking / Total Funds in Category					818 / 907		656 / 763		447 / 628							371 / 559
Large Cap Growth Funds
Seligman Growth Fund	1,606.10	9/30/2009	1.28	-2.30	43%	-3.56	59%	1.47	50%	-3.14	82%	12/31/1936		^			5.75	-7.91	-5.45	0.28	-3.71		^
Lipper Fund Ranking / Total Funds in Category					350 / 815		412 / 699		292 / 583		246 / 302
Large Cap Value Fund
RiverSource Equity Value Fund	708.40	9/30/2009	1.11	-7.80	47%	-5.61	29%	3.11	9%	2.13	49%	3/20/1995	6.55		3/23/1995	65%	5.75	-13.10	-7.45	1.90	1.52	6.12
Lipper Fund Ranking / Total Funds in Category					254 / 550		136 / 481		33 / 397		95 / 194					66 / 102
RiverSource Large Cap Value Fund	262.90	9/30/2009	1.55	-5.75	31%	-3.41	6%	3.15	9%	3.26	24%	4/25/1997	5.18		4/25/1997	40%	5.75	-11.17	-5.30	1.93	2.65	4.68
Lipper Fund Ranking / Total Funds in Category					166 / 550		25 / 481		32 / 397		46 / 194					19 / 47
Long-Short Equity Funds
Threadneedle Global Extended Alpha Fund	7.70	9/30/2009	5.55	3.76	13%							8/1/2008	-9.00		8/1/2008	34%	5.75	-2.20				-13.52
Lipper Fund Ranking / Total Funds in Category					15 / 118											37 / 111
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	147.50	9/30/2009	1.40	-8.33	86%	-9.14	95%					5/18/2006	-9.14		5/18/2006	98%	5.75	-13.60	-10.92			-10.73
Lipper Fund Ranking / Total Funds in Category					325 / 380		285 / 302									286 / 292
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	734.30	9/30/2009	1.16	17.31	1%	3.17	5%	4.75	29%	3.58	39%	6/4/1957		^			5.75	10.57	1.16	3.52	2.97		^
Lipper Fund Ranking / Total Funds in Category					3 / 488		18 / 430		103 / 359		68 / 174
RiverSource Partners Aggressive Growth Fund (2)	347.60	9/30/2009	1.65	-7.63	78%	-2.80	52%	2.75	61%			4/24/2003	7.10		4/24/2003	45%	5.75	-12.94	-4.70	1.54		6.12
Lipper Fund Ranking / Total Funds in Category					378 / 488		220 / 430		218 / 359							146 / 324
Seligman Capital Fund	232.80	9/30/2009	1.54	2.02	24%	-3.40	59%	2.10	70%	2.50	55%	12/24/1969	11.05		12/31/1969	10%	5.75	-3.85	-5.28	0.90	1.89	10.88
Lipper Fund Ranking / Total Funds in Category					117 / 488		253 / 430		249 / 359		96 / 174					1 / 10
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	2,076.10	9/30/2009	1.28	-4.97	65%	-4.62	47%	4.52	21%			2/14/2002	7.00		2/14/2002	17%	5.75	-10.44	-6.49	3.29		6.17
Lipper Fund Ranking / Total Funds in Category					176 / 271		106 / 226		35 / 172							20 / 122
RiverSource Partners Select Value Fund (2)	294.10	9/30/2009	1.76	-6.64	87%	-3.67	31%	2.57	60%			3/8/2002	4.15		3/8/2002	58%	5.75	-12.01	-5.55	1.36		3.34
Lipper Fund Ranking / Total Funds in Category					236 / 271		70 / 226		103 / 172							73 / 127
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	8.90	9/30/2009	1.53	-0.28	91%	-1.88	82%					5/18/2006	-0.41		5/18/2006	77%	5.75	-6.02	-3.80			-2.15
Lipper Fund Ranking / Total Funds in Category					159 / 174		91 / 110									77 / 100
Mixed-Asset Target 2015 Funds
RiverSource Retirement Plus 2015 Fund	21.10	9/30/2009	1.33	-2.35	88%	-3.17	81%					5/18/2006	-1.50		5/18/2006	66%	5.75	-7.96	-5.07			-3.22
Lipper Fund Ranking / Total Funds in Category					102 / 115		46 / 56									32 / 48
Seligman TargETFund 2015	26.80	9/30/2009	1.50	-4.85	94%	-4.00	95%					10/3/2005	-0.54		10/3/2005	80%	5.75	-10.32	-5.88			-2.00
Lipper Fund Ranking / Total Funds in Category					108 / 115		54 / 56									34 / 42
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2020 Fund	22.60	9/30/2009	1.37	-4.11	94%	-4.38	95%					5/18/2006	-2.62		5/18/2006	90%	5.75	-9.62	-6.25			-4.32
Lipper Fund Ranking / Total Funds in Category					156 / 166		87 / 91									76 / 84
Mixed-Asset Target 2025 Funds
RiverSource Retirement Plus 2025 Fund	25.30	9/30/2009	1.41	-5.52	95%	-5.29	93%					5/18/2006	-3.51		5/18/2006	92%	5.75	-10.95	-7.15			-5.19
Lipper Fund Ranking / Total Funds in Category					95 / 100		39 / 41									31 / 33
Seligman TargETFund 2025	34.30	9/30/2009	1.56	-2.94	86%	-3.51	60%					10/3/2005	-0.13		10/3/2005	41%	5.75	-8.52	-5.39			-1.60
Lipper Fund Ranking / Total Funds in Category					86 / 100		25 / 41									13 / 31
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2030 Fund	25.70	9/30/2009	1.36	-5.55	96%	-5.22	95%					5/18/2006	-3.36		5/18/2006	88%	5.75	-10.98	-7.08			-5.04
Lipper Fund Ranking / Total Funds in Category					153 / 160		84 / 88									72 / 81
Mixed-Asset Target 2035 Funds
RiverSource Retirement Plus 2035 Fund	18.10	9/30/2009	1.55	-5.58	98%	-5.32	85%					5/18/2006	-3.61		5/18/2006	64%	5.75	-11.01	-7.17			-5.29
Lipper Fund Ranking / Total Funds in Category					94 / 95		32 / 37									19 / 29
Seligman TargETFund 2035	9.90	9/30/2009	2.53	-1.71	46%							10/2/2006	-2.77		10/2/2006	34%	5.75	-7.36				-4.67
Lipper Fund Ranking / Total Funds in Category					44 / 95											14 / 41

Equity Fund Performance & Lipper Ranking

As of September 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)													Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since				Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception		Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return		Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2040 Fund	12.70	9/30/2009	1.90	-5.39	97%	-5.20	82%					5/18/2006	-3.36		5/18/2006	72%	5.75	-10.83	-7.05			-5.05
Lipper Fund Ranking / Total Funds in Category					149 / 154		68 / 82									55 / 76
Mixed-Asset Target 2045 Funds
RiverSource Retirement Plus 2045 Fund	11.80	9/30/2009	2.08	-5.83	97%	-5.34	63%					5/18/2006	-3.55		5/18/2006	37%	5.75	-11.25	-7.19			-5.23
Lipper Fund Ranking / Total Funds in Category					88 / 90		20 / 31									8 / 21
Seligman TargETFund 2045	4.70	9/30/2009	3.09	-2.00	44%							10/2/2006	-2.83		10/2/2006	34%	5.75	-7.63				-4.74
Lipper Fund Ranking / Total Funds in Category					40 / 90											12 / 35
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	238.20	9/30/2009	1.06	6.90	39%	2.89	21%	3.87	24%			3/4/2004	3.55		3/4/2004	24%	4.75	1.82	1.23	2.87		2.65
Lipper Fund Ranking / Total Funds in Category					170 / 438		72 / 357		54 / 231							49 / 205
RiverSource Portfolio Builder Moderate Conservative Fund	407.70	9/30/2009	1.09	6.56	42%	2.06	35%	4.16	19%			3/4/2004	3.76		3/4/2004	17%	4.75	1.50	0.41	3.15		2.85
Lipper Fund Ranking / Total Funds in Category					184 / 438		122 / 357		44 / 231							34 / 205
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	1,030.90	9/30/2009	1.21	2.96	28%	-0.94	31%	3.67	22%			3/4/2004	3.12		3/4/2004	21%	5.75	-2.96	-2.88	2.45		2.03
Lipper Fund Ranking / Total Funds in Category					187 / 667		168 / 541		97 / 442							85 / 417
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	640.50	9/30/2009	0.95	0.12	83%	-3.17	85%	1.58	80%	-0.77	98%	4/16/1940		^			5.75	-5.64	-5.07	0.39	-1.35		^
Lipper Fund Ranking / Total Funds in Category					419 / 508		331 / 391		240 / 301		145 / 148
RiverSource Portfolio Builder Moderate Fund	1,105.30	9/30/2009	1.13	5.65	24%	0.83	25%	4.18	16%			3/4/2004	3.76		3/4/2004	15%	5.75	-0.42	-1.14	2.96		2.67
Lipper Fund Ranking / Total Funds in Category					118 / 508		97 / 391		48 / 301							38 / 268
Seligman TargETFund Core	58.70	9/30/2009	1.34	-2.69	92%	-2.89	83%					10/3/2005	-0.11		10/3/2005	79%	5.75	-8.28	-4.79			-1.58
Lipper Fund Ranking / Total Funds in Category					467 / 508		323 / 391									275 / 348
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	641.60	9/30/2009	1.13	-1.27	30%							5/17/2007	-11.23		5/17/2007	50%	5.75	-6.94				-13.42
Lipper Fund Ranking / Total Funds in Category					228 / 778											345 / 690
RiverSource Partners Fundamental Value Fund (2)	582.00	9/30/2009	1.33	-6.47	69%	-5.70	72%	0.95	68%			6/18/2001	1.34		6/18/2001	49%	5.75	-11.85	-7.54	-0.24		0.61
Lipper Fund Ranking / Total Funds in Category					534 / 778		457 / 639		331 / 488							142 / 290
RiverSource Portfolio Builder Aggressive Fund	508.70	9/30/2009	1.28	0.56	20%	-2.84	25%	3.10	24%			3/4/2004	2.45		3/4/2004	21%	5.75	-5.22	-4.74	1.89		1.36
Lipper Fund Ranking / Total Funds in Category					151 / 778		154 / 639		114 / 488							91 / 440
RiverSource Portfolio Builder Total Equity Fund	441.20	9/30/2009	1.33	-2.12	36%	-4.88	57%	2.44	35%			3/4/2004	1.69		3/4/2004	33%	5.75	-7.75	-6.74	1.24		0.62
Lipper Fund Ranking / Total Funds in Category					278 / 778		364 / 639		170 / 488							142 / 440
Multi Cap Value Fund
RiverSource Disciplined Large Cap Value Fund	303.60	9/30/2009	4.21	-14.23	92%							8/1/2008	-19.97		8/1/2008	94%	5.75	-19.16				-23.94
Lipper Fund Ranking / Total Funds in Category					326 / 355											333 / 354
Real Estate Funds
RiverSource Real Estate Fund	156.30	9/30/2009	1.70	-28.08	56%	-13.26	54%	1.77	33%			3/4/2004	2.76		3/4/2004	30%	5.75	-32.22	-14.95	0.58		1.67
Lipper Fund Ranking / Total Funds in Category					143 / 256		116 / 214		61 / 187							48 / 163
RiverSource LaSalle Monthly Dividend Real Estate Fund (2)	26.00	9/30/2009	1.97	-38.25	95%	-20.68	91%	-6.22	90%			7/16/2003	-1.14		7/16/2003	93%	5.75	-41.80	-22.23	-7.32		-2.08
Lipper Fund Ranking / Total Funds in Category					242 / 256		194 / 214		169 / 187							125 / 134
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	123.60	9/30/2009	0.74	-6.80	10%	-5.69	38%	0.62	49%			10/25/1999	-0.81		10/28/1999	72%	N/A	-6.80	-5.69	0.62		-0.81
Science & Technology Funds
Seligman Communications & Information Fund	3,327.30	9/30/2009	1.50	15.38	21%	5.05	16%	10.58	5%	2.71	14%	6/23/1983	13.35		6/30/1983	20%	5.75	8.74	3.00	9.27	2.10	13.09
Lipper Fund Ranking / Total Funds in Category					32 / 152		21 / 137		6 / 124		7 / 52					1 / 4

Equity Fund Performance & Lipper Ranking

As of September 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Small Cap Core Funds
RiverSource Partners Small Cap Equity Fund (2)	135.90	9/30/2009	1.78	-11.52	79%	-6.13	67%	1.05	69%			3/8/2002	2.15	3/8/2002	80%	5.75	-16.61	-7.97	-0.14		1.35
Lipper Fund Ranking / Total Funds in Category					579 / 739		405 / 612		338 / 495						309 / 386
RiverSource Partners Small Cap Value Fund (2)	378.80	9/30/2009	1.80	3.37	11%	-2.39	26%	3.07	38%			6/18/2001	6.31	6/18/2001	25%	5.75	-2.57	-4.30	1.85		5.55
Lipper Fund Ranking / Total Funds in Category					78 / 739		158 / 612		184 / 495						81 / 334
RiverSource Small Company Index Fund	404.90	9/30/2009	1.04	-10.28	71%	-4.28	46%	2.30	49%	6.29	58%	8/19/1996	6.90	8/22/1996	66%	5.75	-15.44	-6.15	1.10	5.67	6.42
Lipper Fund Ranking / Total Funds in Category					521 / 739		277 / 612		241 / 495		146 / 254				69 / 105
Seligman Smaller Cap Value Fund	311.80	9/30/2009	1.81	0.93	19%	-2.99	34%	1.62	59%	7.66	37%	4/25/1997	6.97	4/25/1997	65%	5.75	-4.87	-4.89	0.43	7.03	6.46
Lipper Fund Ranking / Total Funds in Category					137 / 739		205 / 612		292 / 495		93 / 254				27 / 41
Small Cap Growth Funds
RiverSource Partners Small Cap Growth Fund (2)	105.40	9/30/2009	0.00	-12.75	85%	-5.83	75%	0.21	76%			1/24/2001	-2.67	1/24/2001	76%	5.75	-17.76	-7.67	-0.97		-3.34
Lipper Fund Ranking / Total Funds in Category					482 / 568		367 / 489		304 / 404						212 / 281
Seligman Frontier Fund	38.40	9/30/2009	2.06	-5.47	46%	-4.09	54%	0.93	65%	0.27	77%	12/10/1984	8.46	12/31/1984	70%	5.75	-10.91	-5.97	-0.26	-0.32	8.21
Lipper Fund Ranking / Total Funds in Category					260 / 568		261 / 489		262 / 404		162 / 212				7 / 9
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	50.10	9/30/2009	1.63	-12.08	79%	-8.62	79%					2/16/2006	-7.73	2/16/2006	85%	5.75	-17.13	-10.41			-9.23
Lipper Fund Ranking / Total Funds in Category					252 / 320		218 / 277								218 / 256

^ Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

(1) Since inception returns for periods less than one year in length are cumulative.

(2) Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3) RiverSource S&P 500 Index Fund data is for D shares.

Fixed Income Fund Performance & Lipper Ranking

As of September 30, 2009

Source of Data: Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	232.10	9/30/2009	1.41	21.41	19%	7.36	30%					2/16/2006	6.94	2/16/2006	30%	4.75	15.65	5.63			5.52
Lipper Fund Ranking / Total Funds in Category					18 / 94		18 / 60								16 / 54
Flexible Portfolio Funds
RiverSource Absolute Return Currency & Income Fund	264.60	9/30/2009	1.39	1.86	52%	3.28	23%					6/15/2006	3.37	6/15/2006	33%	3	-1.20	2.24			2.42
Lipper Fund Ranking / Total Funds in Category					91 / 176		26 / 116								37 / 114
Global Income Funds
RiverSource Global Bond Fund	519.70	9/30/2009	1.32	14.38	40%	7.12	40%	5.40	51%	5.89	51%	3/20/1989	7.35	3/31/1989	38%	4.75	8.95	5.40	4.38	5.37	7.10
Lipper Fund Ranking / Total Funds in Category					53 / 132		38 / 96		42 / 82		27 / 52				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	1,689.70	9/30/2009	1.14	16.75	25%	4.64	20%	5.80	12%	4.87	51%	12/8/1983	7.81	12/31/1983	48%	4.75	11.20	2.95	4.78	4.36	7.61
Lipper Fund Ranking / Total Funds in Category					113 / 461		75 / 385		38 / 333		105 / 207				10 / 20
RiverSource Income Opportunities Fund	711.00	9/30/2009	1.19	15.04	42%	4.74	18%	5.21	25%			6/19/2003	6.35	6/19/2003	27%	4.75	9.57	3.06	4.19		5.53
Lipper Fund Ranking / Total Funds in Category					193 / 461		68 / 385		81 / 333						81 / 309
Intermediate Investment Grade Debt Funds
RiverSource Diversified Bond Fund	4,132.10	9/30/2009	0.95	10.17	72%	4.65	62%	4.05	58%	4.87	77%	10/3/1974	8.78	10/31/1974	25%	4.75	4.94	2.97	3.04	4.36	8.63
Lipper Fund Ranking / Total Funds in Category					399 / 556		274 / 444		221 / 382		163 / 211				1 / 3
Loan Participation Funds
RiverSource Floating Rate Fund	413.60	9/30/2009	1.16	4.34	79%	-0.37	70%					2/16/2006	0.86	2/16/2006	53%	3	1.21	-1.38			0.02
Lipper Fund Ranking / Total Funds in Category					71 / 90		37 / 52								25 / 47
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	233.30	9/30/2009	1.02	6.00	49%	2.50	25%					2/16/2006	3.30	2/16/2006	20%	4.75	0.96	0.85			1.92
Lipper Fund Ranking / Total Funds in Category					213 / 438		86 / 357								64 / 334
RiverSource Income Builder Moderate Income Fund	405.10	9/30/2009	1.07	5.37	57%	1.65	42%					2/16/2006	2.72	2/16/2006	32%	4.75	0.37	0.01			1.35
Lipper Fund Ranking / Total Funds in Category					250 / 438		150 / 357								106 / 334
RiverSource Income Builder Enhanced Income Fund	203.90	9/30/2009	1.13	8.24	22%	2.21	32%					2/16/2006	3.12	2/16/2006	24%	4.75	3.10	0.56			1.74
Lipper Fund Ranking / Total Funds in Category					93 / 438		111 / 357								78 / 334
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	294.20	9/30/2009	1.13	14.61	40%							5/17/2007	3.97	5/17/2007	47%	4.75	9.17				1.86
Lipper Fund Ranking / Total Funds in Category					61 / 152										57 / 122
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	346.20	9/30/2009	1.06	9.14	72%	4.03	69%	3.49	63%			6/19/2003	3.09	6/19/2003	60%	3	5.87	2.98	2.86		2.59
Lipper Fund Ranking / Total Funds in Category					106 / 148		92 / 134		79 / 126						69 / 115
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	704.20	9/30/2009	1.02	4.07	66%	3.35	86%	2.95	80%	3.54	84%	8/19/1985	5.93	8/31/1985	17%	3	0.95	2.31	2.32	3.23	5.80
Lipper Fund Ranking / Total Funds in Category					55 / 83		67 / 77		60 / 74		44 / 52				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	658.60	9/30/2009	0.93	4.17	67%	4.91	54%	4.14	59%			3/4/2004	3.96	3/4/2004	57%	3	1.05	3.85	3.51		3.39
Lipper Fund Ranking / Total Funds in Category					86 / 128		59 / 109		37 / 62						30 / 52
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	308.70	9/30/2009	1.08	7.75	64%	4.45	60%	3.91	53%			2/14/2002	4.27	2/14/2002	50%	4.75	2.63	2.77	2.90		3.61
Lipper Fund Ranking / Total Funds in Category					61 / 95		52 / 87		44 / 83						37 / 73
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	172.00	9/30/2009	0.87	15.94	6%	4.10	16%	4.19	16%	4.95	32%	8/18/1986	5.69	8/31/1986	72%	4.75	10.44	2.42	3.18	4.44	5.46
Lipper Fund Ranking / Total Funds in Category					7 / 123		17 / 109		16 / 100		25 / 78				15 / 20
Seligman Municipal California High-Yield Fund	37.30	9/30/2009	1.06	12.73	55%	4.69	5%	4.54	6%	5.42	9%	11/20/1984	7.20	11/30/1984	25%	4.75	7.37	3.01	3.53	4.91	6.99
Lipper Fund Ranking / Total Funds in Category					67 / 123		5 / 109		6 / 100		7 / 78				3 / 11
Seligman Municipal California Quality Fund	43.80	9/30/2009	1.01	13.42	39%	4.35	8%	4.02	28%	5.16	26%	11/20/1984	6.95	11/30/1984	59%	4.75	8.03	2.67	3.01	4.65	6.74
Lipper Fund Ranking / Total Funds in Category					48 / 123		8 / 109		28 / 100		20 / 78				7 / 11
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,382.30	9/30/2009	0.99	16.85	11%	3.59	47%	3.63	46%	4.58	51%	5/7/1979	6.57	5/31/1979	48%	4.75	11.30	1.93	2.63	4.07	6.40
Lipper Fund Ranking / Total Funds in Category					26 / 242		102 / 218		93 / 202		81 / 160				10 / 20
RiverSource Tax-Exempt Bond Fund	695.00	9/30/2009	0.89	15.53	22%	3.79	39%	3.72	44%	4.76	43%	11/24/1976	5.84	11/30/1976	63%	4.75	10.04	2.12	2.72	4.25	5.69
Lipper Fund Ranking / Total Funds in Category					52 / 242		85 / 218		88 / 202		68 / 160				5 / 7
Seligman Municipal National Fund	702.50	9/30/2009	0.96	15.19	27%	5.20	8%	4.47	12%	4.96	33%	12/30/1983	7.16	12/31/1983	44%	4.75	9.72	3.51	3.46	4.45	6.96
Lipper Fund Ranking / Total Funds in Category					64 / 242		16 / 218		23 / 202		52 / 160				14 / 31
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	93.50	9/30/2009	0.96	12.57	28%	4.01	70%	3.40	71%	4.23	80%	11/13/1996	4.17	11/14/1996	82%	3	9.19	2.96	2.78	3.91	3.93
Lipper Fund Ranking / Total Funds in Category					43 / 156		100 / 142		90 / 126		60 / 74				53 / 64
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	338.00	9/30/2009	0.99	15.19	10%	4.60	9%	4.12	31%	4.88	38%	8/18/1986	5.80	8/31/1986	67%	4.75	9.72	2.92	3.11	4.37	5.58
Lipper Fund Ranking / Total Funds in Category					4 / 39		3 / 34		10 / 32		12 / 31				4 / 5
Seligman Municipal Minnesota Fund	72.70	9/30/2009	0.93	11.03	75%	4.44	15%	3.85	52%	4.81	44%	12/30/1983	6.42	12/31/1983	50%	4.75	5.76	2.76	2.84	4.30	6.22

Fixed Income Fund Performance & Lipper Ranking

As of September 30, 2009

Source of Data: Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Lipper Fund Ranking / Total Funds in Category					30 / 39		5 / 34		17 / 32		14 / 31				1 / 1
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	57.70	9/30/2009	1.12	15.55	25%	4.17	36%	3.92	49%	4.86	46%	8/18/1986	5.56	8/31/1986	83%	4.75	10.06	2.49	2.91	4.35	5.34
Lipper Fund Ranking / Total Funds in Category					23 / 94		31 / 86		42 / 86		32 / 70				14 / 16
Seligman Municipal New York Fund	85.10	9/30/2009	0.90	13.02	76%	4.69	18%	4.33	21%	5.34	20%	12/30/1983	7.12	12/31/1983	40%	4.75	7.65	3.01	3.32	4.83	6.92
Lipper Fund Ranking / Total Funds in Category					72 / 94		15 / 86		18 / 86		14 / 70				2 / 4

(1) Since inception returns for periods less than one year in length are cumulative.

Fund Performance & Lipper Ranking

As of September 30, 2009

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals and Mining Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in Real Estate Securities may be subject to specific risks, such as risks to general and local economic conditions, and risks to individual properties.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities.

High Yield funds invest in lower-rated bonds which have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund, the RiverSource U.S. Government Mortgage Fund, the Seligman U.S. Government Securities Fund, and of the Seligman Municipal Funds are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments.  See each fund’s prospectus for specific risks that may be associated with the underlying funds.

The Funds listed here are actively managed and their holdings are subject to change. There can be no assurance that the securities set forth in the links below have remained or will remain in a Fund’s portfolio. Information regarding a Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor. Monthly portfolio holdings information does not represent an entire portfolio and, in the aggregate, may only represent a small portion of a Fund’s total holdings. It should not be assumed that any of the securities, transactions or holdings listed in the links below were or will be profitable.

Fund returns for Seligman Capital Fund prior to September 26, 2002 do not reflect the increased management fee effective on such date. This fee, if reflected, would reduce the performance data quoted for the Fund for such periods. Seligman is waiving all or part of its investment management fee and/or reimbursing Fund expenses for Seligman California High-Yield Municipal Fund, Seligman Florida Municipal Fund, Seligman Frontier Fund, Seligman Core Fixed Income Fund, Seligman LaSalle Global Real Estate Fund, Seligman LaSalle Monthly Dividend Real Estate Fund, Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund, Seligman TargETFund Core, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, Seligman TargETFund 2045, Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund, Seligman Asset Allocation Balanced Fund. In addition, from time to time, Seligman has reimbursed expenses or waived investment management fees of other Seligman Mutual Funds. Seligman may implement or discontinue voluntary expense reimbursements or fee waivers at any time. Absent such reimbursement/waivers, returns would have been lower.

Dividends paid by Seligman LaSalle Monthly Dividend Real Estate Fund generally will be taxable as ordinary income. It is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The four funds within the Seligman Asset Allocation Series and Seligman TargetHorizon ETF PortfoliosSM invest in the Seligman Mutual Funds (Underlying Seligman Funds) and exchange traded funds (ETFs), respectively, to implement their unique asset allocation strategies. Investments in the underlying Seligman Funds or ETFs involve risk, including the risk of loss of principal. An investor in a Fund within the Seligman Asset Allocation Series or Seligman TargetHorizon ETF PortfoliosSM will indirectly bear the operating expenses of the Underlying Seligman Funds or ETFs, as applicable, in which the Fund invests.  Thus, the expenses borne by the investor will be higher than if he or she invested directly in the Underlying Seligman Funds or ETFs, and the returns may therefore be lower.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Fund Performance & Lipper Ranking

As of September 30, 2009

Source of Data:  Lipper

Important Disclosures - continued

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Fund Distributors, Inc. and Ameriprise Financial Services, Inc., Members FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource mutual funds are distributed by RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc., Members FINRA and managed by RiverSource Investments, LLC.

RiverSource®, Seligman®, and Threadneedle mutual funds are part of the RiverSource family of funds, and are distributed by RiverSource Fund Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. Threadneedle mutual funds are subadvised by Threadneedle International Limited. RiverSource and Threadneedle are part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

[Not all products and all share classes are available through all firms.]

Exhibit B

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Reconciliation Tables

Ameriprise Financial, Inc.

Return on Equity Calculation (1)

Third Quarter 2009

	Return on Equity Calculation for the Twelve Months Ended
(in millions, unaudited)	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009

Return	$586	$(38)	$(99)	$(214)	$116
Ameriprise Financial shareholders’ equity	$7,436	$7,120	$6,835	$6,941	$7,288
Return on Equity	7.9%	(0.5)%	(1.4)%	(3.1)%	1.6%

(1)    Return on equity is calculated using the trailing twelve months income in the numerator and Ameriprise Financial shareholders’ equity, calculated using a five point average of quarter-end equity, in the denominator.

Exhibit C

Statistical Supplement Package

(unaudited)

Third Quarter 2009

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items - Included in Core Operating Earnings

Third Quarter 2009

	Asset Management		Annuities	Protection
		Legal	Valuation	Valuation
(in millions, unaudited)	EITF 04-5 (1)	Expenses (2)	Assumptions (3)	Assumptions (3)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	(1)	—	—	—	(1)
Premiums	—	—	—	—	—
Other revenues	4	—	—	(65)	(61)
Total revenues	3	—	—	(65)	(62)
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	3	—	—	(65)	(62)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(47)	(33)	(80)
Amortization of deferred acquisition costs	—	—	(64)	(55)	(119)
Interest and debt expense	—	—	—	—	—
General and administrative expense	3	10	—	—	13
Total expenses	3	10	(111)	(88)	(186)
Pretax segment income (loss)	—	(10)	111	23	124
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$—	$(10)	$111	$23	$124

(1)             In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(2)             Increase in legal expenses

(3)             Net impact of annual review/updating of valuation assumptions

Ameriprise Financial, Inc.

Disclosed Items - Excluded from Core Operating Earnings

Third Quarter 2009

	Advice & Wealth Management		Asset Management	Annuities		Protection		Corporate
				VA	Market		Market
	Securities	Integration	Integration	Guarantee	Impacts	Securities	Impacts	Securities	RiverSource	Debt Retirement	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Impacts (3)	to DAC/DSIC (4)	Gains/(Losses) (1)	to DAC/DSIC (4)	Gains/(Losses) (1)	2a-7 Fund (5)	Costs (6)	Charges (2)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	5	—	—	—	—	7	—	2	—	—	—	14
Premiums	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	5	—	—	—	—	7	—	2	—	—	—	14
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	5	—	—	—	—	7	—	2	—	—	—	14

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	52	(4)	—	—	—	—	—	—	48
Amortization of deferred acquisition costs	—	—	—	(53)	(22)	—	(1)	—	—	—	—	(76)
Interest and debt expense	—	—	—	—	—	—	—	—	—	13	—	13
General and administrative expense	—	21	7	—	—	—	—	—	10	—	4	42
Total expenses	—	21	7	(1)	(26)	—	(1)	—	10	13	4	27
Pretax segment income (loss)	5	(21)	(7)	1	26	7	1	2	(10)	(13)	(4)	(13)
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$5	$(21)	$(7)	$1	$26	$7	$1	$2	$(10)	$(13)	$(4)	$(13)

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Non-recurring integration charges related to J. & W. Seligman & Co., H&R Block Financial Advisors and Columbia Management acquisitions

(3) Variable annuity guarantee impacts include:

$ 66 million net expense related to hedged variable annuity living benefits

$ 63 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

$ 4 million decrease in death and income benefit expenses due to higher equity market valuations

(4) Decrease in DAC and DSIC amortization related to market

(5) Expenses to support $1 Net Asset Value of RiverSource money market funds

(6) Increase in debt retirement costs

Ameriprise Financial, Inc.

Disclosed Items - Included in Core Operating Earnings

Third Quarter 2008

	Asset Management	Annuities	Protection
		Valuation	Valuation	Consolidated
(in millions, unaudited)	EITF 04-5 (1)	Assumptions (2)	Assumptions (2)	Income Tax (3)	Consolidated
Revenues
Management and financial advice fees	$(1)	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—
Net investment income	(1)	—	—	—	(1)
Premiums	—	—	2	—	2
Other revenues	(12)	—	95	—	83
Total revenues	(14)	—	97	—	83
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	(14)	—	97	—	83

Expenses
Distribution expenses	—	(1)	—	—	(1)
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(46)	(43)	—	(89)
Amortization of deferred acquisition costs	—	(9)	90	—	81
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Total expenses	—	(56)	47	—	(9)
Pretax segment income (loss)	(14)	56	50	—	92
Less: Net loss attributable to noncontrolling interest	(14)	—	—	—	(14)
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$—	$56	$50	$—	$106

Income tax benefit				$14	$14

(1)  In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(2) Net impact of annual review/updating of valuation assumptions and conversion to new valuation system

(3) Income tax impact of finalizing prior period tax returns

Ameriprise Financial, Inc.

Disclosed Items - Excluded from Core Operating Earnings

Third Quarter 2008

	Advice & Wealth Management		Annuities			Protection		Corporate
			VA		Market		Market
	Securities	Unaffiliated Money	Guarantee	Securities	Impacts	Securities	Impacts	RiverSource	Unaffiliated Money
(in millions, unaudited)	Losses (1)	Market Fund (2)	Impacts (3)	Losses (1)	to DAC/DSIC (4)	Losses (1)	to DAC/DSIC (4)	2a-7 Fund (5)	Market Fund (2)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	(12)	—	—	—	—	—	—	—	(12)
Net investment income	(122)	—	—	(156)	—	(44)	—	(11)	—	(333)
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—
Total revenues	(122)	(12)	—	(156)	—	(44)	—	(11)	—	(345)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Total net revenues	(122)	(12)	—	(156)	—	(44)	—	(11)	—	(345)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(27)	5	5	—	—	—	—	(17)
Amortization of deferred acquisition costs	—	—	13	—	35	—	4	—	—	52
Interest and debt expense	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	77	36	113
Total expenses	—	—	(14)	5	40	—	4	77	36	148
Pretax segment income (loss)	(122)	(12)	14	(161)	(40)	(44)	(4)	(88)	(36)	(493)
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(122)	$(12)	$14	$(161)	$(40)	$(44)	$(4)	$(88)	$(36)	$(493)

(1)   Credit market losses, as detailed in our Q3 2008 earnings release

(2)   Expenses related to unaffiliated money market funds, including client support and writ-offs of related receivables

(3)   Variable annuity riders hedge impact excluding DAC unlocking

(4)   Increase in DAC and DSIC amortization related to market

(5)   Expenses to support $1 Net Asset Value of RiverSource money market funds that held Lehman Brothers paper

Ameriprise Financial, Inc.

Disclosed Items

Second Quarter 2009

	Advice & Wealth Management		Asset Management			Annuities			Protection		Corporate
							VA	Market		Market			Junior
	Securities	Integration		Legal	Integration	Securities	Guarantee	Impacts	Securities	Impacts	Securities	Legal	Subordinated Notes
(in millions, unaudited)	Gains/(Losses) (1)	Charges (3)	EITF 04-5 (2)	Expenses (4)	Charges (3)	Gains/(Losses) (1)	Impacts (5)	to DAC/DSIC (6)	Gains/(Losses) (1)	to DAC/DSIC (6)	Gains/(Losses) (1)	Expenses (4)	Repurchase (7)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(8)	—	1	—	—	8	—	—	(1)	—	7	—	—	7
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	(7)	—	—	—	—	—	—	—	—	—	8	1
Total revenues	(8)	—	(7)	—	—	8	—	—	(1)	—	7	—	8	7
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	(8)	—	(7)	—	—	8	—	—	(1)	—	7	—	8	7

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	291	(6)	—	—	—	—	—	285
Amortization of deferred acquisition costs	—	—	—	—	—	—	(206)	(33)	—	(6)	—	—	—	(245)
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	16	1	16	9	—	—	—	—	—	—	7	—	49
Total expenses	—	16	1	16	9	—	85	(39)	—	(6)	—	7	—	89
Pretax segment income (loss)	(8)	(16)	(8)	(16)	(9)	8	(85)	39	(1)	6	7	(7)	8	(82)
Less: Net loss attributable to noncontrolling interest	—	—	(8)	—	—	—	—	—	—	—	—	—	—	(8)
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(8)	$(16)	$—	$(16)	$(9)	$8	$(85)	$39	$(1)	$6	$7	$(7)	$8	$(74)

(1)    Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)    In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(3)    Non-recurring integration charges related to J. & W. Seligman & Co. and H&R Block Financial Advisors acquisitions

(4)    Increase in legal expenses

(5)    Variable annuity guarantee impacts include:

$ 360 million net expense related to hedged variable annuity living benefits

$ 255 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

$ 20 million decrease in death and income benefit expenses due to higher equity market valuations

(6)    Decrease in DAC and DSIC amortization related to market

(7)    Gain on the repurchase of certain junior subordinated notes